Exhibit 10.1

[***] INDICATES INFORMATION THAT HAS BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST AND THIS INFORMATION HAS BEEN FILED UNDER SEPARATE COVER WITH THE COMMISSION.

MASTER SERVICES & EQUIPMENT PURCHASE AGREEMENT

THIS MASTER SERVICES & EQUIPMENT PURCHASE AGREEMENT (the “MSA”; together with all Exhibits and other attachments, the “Agreement”) is made as of the 12th day of March, 2012 (“Effective Date”) by and between Hyatt Corporation, a Delaware corporation with a principal place of business at 71 S. Wacker Dr., Chicago, IL 60606 (hereinafter “Hyatt”) and Roomlinx, Inc., a Nevada corporation, with a principal place of business at 2150 W. 6th Avenue Broomfield, CO 80020  (hereinafter “Roomlinx”).  Hyatt or Roomlinx shall mean “Party,” and Hyatt and Roomlinx collectively shall mean “Parties.”

WITNESSETH:

WHEREAS, Hyatt or its Affiliates (as defined below) manages, own or franchises hotels under the Hyatt brand or other various brands, including, without limitation, Park Hyatt, Grand Hyatt, Hyatt Regency, Andaz and Hyatt Resorts;

WHEREAS, Roomlinx provides high speed internet access including the equipment, network design, implementation, maintenance and support services as further described on Exhibit A (referred to herein as the “HSIA System” and, with respect to the services provided by Roomlinx with respect to the HSIA System, the “HSIA Services”);

WHEREAS, Roomlinx provides content-provider services including access to movies, music, video games, interactive services, business applications and communication tools, and other types of programming, media and certain other content as further described on Exhibit A (the “Content”);

WHEREAS, Roomlinx owns a proprietary interactive information and entertainment system to deliver Content which is comprised of a remote control, a media console such as a set-top box or related device, wireless keyboard, graphical user interface, database, all other equipment and user software to operate on a high-speed local area network and installs, maintains and supports such system as further described on Exhibit A (referred to herein as the “iTV System” and, with respect to the services provided by Roomlinx with respect to the iTV System, the “iTV Services”);

WHEREAS, Roomlinx provides satellite or cable Free To Guest in-room programming (“FTG”) together with the required equipment and installation services as further described on Exhibit A (the referred to herein as the “FTG System” and, with respect to the services provided by Roomlinx with respect to the FTG System, the “FTG Services”); and

WHEREAS, certain Hotels (as defined below) may desire to procure, and Roomlinx is willing to provide, the HSIA System, Content, iTV System and FTG System, as more particularly set forth herein (collectively, the HSIA System, Content, iTV System and FTG System shall be referred to herein as the “System”);

WHEREAS, certain Hotels may desire to procure, and Roomlinx is willing to provide, the HSIA Services, iTV Services and FTG Services, as more particularly set forth herein (collectively, the HSIA Services, iTV Services and FTG Services shall be referred to herein as the “Services”);

NOW, THEREFORE, for and in consideration of the agreements of the Parties set forth below and intending to be legally bound, the Parties hereby mutually agree as follows:

1.            Term of the Master Services Agreement.  This Agreement shall be for a term commencing on the Effective Date and, unless earlier terminated as set forth herein, shall remain in effect for the longer of: (a) five (5) years after sixty (60) days following the Effective Date (“Initial Term”); and (b) to the extent any HSA (as defined below) is in effect as of the end of such Initial Term, then the terms and conditions of this Agreement shall apply to such HSA through the expiration or termination of such HSA (the “Extension Term”).  Hyatt shall have the right to extend the Initial Term or the Extension Term of this Agreement (whichever is later) with respect to any or all HSAs on a month-to-month basis for a period up to eighteen (18) months after the expiration or termination of such Initial Term or Extension Term (as the case may be and provided that termination of the Initial Term of Extension Term was not by Roomlinx due to Hyatt’s uncured, material breach of the Agreement) upon written notice to Roomlinx sent at least sixty (60) days prior to the expiration of the Initial Term or Extension Term (as the case may be) (“Renewal Term”).  Further, upon completion of a Renewal Term, Hyatt shall further have the right to extend any or all HSAs on a month-to-month basis (the “Second Renewal Term”), provided that Roomlinx may terminate any or all remaining HSAs during the Second Renewal Term upon ninety (90) days prior written notice to Hyatt (for clarity, with no termination effective until after the ninetieth (90th) day of the Second Renewal Term), collectively  the Initial Term, Extension Term, Renewal Term and Second Renewal Term shall be referred to herein as the “Term”).

2.	Agreement Structure; Scope of Service.

A.
The Parties acknowledge and agree that this Agreement is a master agreement which governs the relationship between Hyatt and Roomlinx.  Subject to Section 2(B)(ii) and Section 3 below, Hotels designated by Hyatt in its sole discretion will enter into a separate HSA (as defined in Section 2(B)i below) for Roomlinx to provide the Services directly to such Hotel.

B.
During the Term, Roomlinx agrees to offer the Systems and Services to the Hotels designated by Hyatt in Hyatt’s sole discretion (and subject to Section 3 below).  For purposes of this Agreement, “Hotel” or “Hotels” means the hotels, that: (i) are owned and operated by Hyatt (or its Affiliates) and located in the United States, Canada and the Caribbean (“Territory”) (subsection (i), the “Owned Hotels”); (ii) are located in the Territory and owned by a third party, but operated or managed by Hyatt (or its Affiliates) (“Managed Hotels”); or (iii) are located in the Territory and franchised by Hyatt (or its Affiliates) (“Franchised Hotels”). Notwithstanding the foregoing, the provision of the Systems and Services by Roomlinx are subject to: (x) any geographic restrictions on the provision of Services as mutually agreed upon by the Parties and set forth in the applicable Exhibit(s); (y) applicable laws, rules or regulations on Content; and (z) any other limitations as mutually agreed upon by the Parties and set forth in the applicable Exhibit(s).

i.
Each Hotel designated by Hyatt shall have the right to place an order for any Systems and Services with Roomlinx (“Order”) and upon receipt by Roomlinx of such Order, Roomlinx and the Hotel will negotiate in good faith and exercise commercially reasonable efforts to sign a Hotel Services & Equipment Purchase Agreement substantially in the form attached hereto as Exhibit C (“Hotel Agreement” or “HSA”); provided that Roomlinx agrees and acknowledges that certain Hotels will have Hotel specific terms and conditions [***].

ii.
The parties to the applicable Hotel Agreement shall be solely responsible for their obligations under such Hotel Agreement.  For clarity, Hyatt shall not be responsible for any obligations under a Hotel Agreement unless Hyatt is a party to such Hotel Agreement.  Roomlinx will ensure that Hyatt shall have the right to enforce all of the rights and remedies granted to a Hotel under a Hotel Agreement or pursuant to a Statement of Work on behalf of such Hotel.  The Parties agree that if a Roomlinx act or omission gives rise to a Claim or right to make a Claim by both: (A) Hyatt under this Agreement; and (B) Hyatt or Hotel(s) under one or more HSAs, then in such case, any applicable limitations on liability set forth in this Agreement shall apply to such Claim.  The Parties further agree that, if both Hyatt and Hotel have the right to assert a Claim under an HSA, only one of either the Hotel or Hyatt (as such Hotel and Hyatt shall determine) shall assert such Claim and the limitations on liability set forth in the HSA shall apply.  In addition to the other terms and provisions of the Hotel Agreement, each Hotel Agreement shall include:

a.	The scope of Systems and Services to be provided by Roomlinx to such Hotel under the applicable Hotel Agreement, and the applicable timelines and relative obligations of the parties;

b.	The fees, expenses and payment for the Systems and Service to be provided by Roomlinx to a Hotel under the applicable Hotel Agreement; and

c.
The service level agreements of the maintenance and support services, in the form attached hereto as Exhibit D for the Systems and Services to be provided by Roomlinx to a Hotel under the applicable Hotel Agreement.

iii.
With respect to any agreement entered into between a Hotel and Roomlinx prior to the Effective Date of this Agreement with respect to any of the Services and Systems, the Parties agree that a Hotel Agreement consistent with the requirements of this Agreement will be provided to such Hotels and, if accepted by the Hotel, will supersede and replace that Hotel’s existing agreement; provided that the initial term of any existing agreement will not be extended as a function of the Hotel entering into a Hotel Agreement.  Conflicts with the foregoing notwithstanding, Section 2(B)(iv) below shall apply with regard to any Hotel that has signed an agreement with Roomlinx prior to the Effective Date of this Agreement, provided that such Hotel agrees to exercise the option provided for in Section 2(B)(iv).

iv.
To the extent that a Hotel Agreement is executed with a Hotel and, during the term of such Hotel Agreement, the Hotel is no longer a Hotel (as that term is defined in this Agreement), then Hyatt or Hotel shall have the right to terminate such Hotel Agreement immediately upon prior written notice to Roomlinx, without any additional compensation to Roomlinx or liability to Hyatt or Hotel and subject to Roomlinx’s transition obligations as set forth in Section 9(H). and provided the Hotel, if it received financing from Roomlinx, fully pays off such financing concurrent with the termination or an alternate arrangement agreed with Roomlinx.

C.
For any Hotel Agreement entered into during the initial eighteen (18) months following the Effective Date, such Hotel Agreement shall expire upon expiration of the Initial Term of this Agreement.  For any Hotel Agreement entered into on or after the initial eighteen (18) months following the Effective Date and during the Initial Term, such Hotel Agreement shall have an initial term of five (5) years following the effective date of such Hotel Agreement.

D.
The Parties to this Agreement or the parties to a Hotel Agreement may enter into one (1) or more statement(s) of work that describe the Services to be provided by Roomlinx to Hyatt (or its Affiliates) or a Hotel (as the case may be) in a form substantially similar to Exhibit E (each a “Statement of Work” or collectively, “Statements of Works”).  Each Statement of Work:  (i) shall be numbered sequentially and named according to a naming convention mutually agreed to by the parties thereto; (ii) must be signed by authorized representatives of both parties thereto; and (iii) must state that it is entered into pursuant to and in accordance with this Agreement or the HSA, as applicable. Each Statement of Work will have a project plan which shall include, at a minimum, the following:  (A) scope of work; (B) specifications for the deliverables; (C) the responsibilities of each party; (D) the required resources; (E) timeframes for completion of the work; and (F) milestones and dependencies and the actions to remedy for failure to meet milestones.  Once the Statement of Work has been mutually agreed to and signed by the parties, Roomlinx shall perform the Services set forth in the Statement of Work in accordance with such Statement of Work.

E.
Within the body of this Agreement, reference is made specifically to various Exhibits and such Exhibits shall apply to each Hotel Agreement unless the Exhibits specifically exclude the application to such Hotel Agreement.

F.
“Affiliate” means with respect to a given entity, an entity that is controlled by, under common control with or controls such entity, where “control” means an entity’s (i) ownership, directly or indirectly, of equity securities entitled it to exercise in the aggregate at least 50% of the voting power of another entity or (ii) possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of or with respect to another entity, whether through the ownership of securities, by contract or otherwise.

3.	Scope of Service; Commitments; Change Control Procedures.

A.
The Services and Systems provided by Roomlinx under a Hotel Agreement may include an iTV System which is defined as one of the following: (i) Interactive TV (“InteractiveTV” or “Full Option”); (ii) SmartTV (“SmartTV” or “Mid Option”); or (iii) Video on Demand (“Lite Option”) and related maintenance and support of Roomlinx as agreed upon by the Hotel that is a party to the Hotel Agreement.

B.	The Services and Systems provided by Roomlinx under a Hotel Agreement may include additional offerings of Roomlinx as agreed upon by the Hotel that is a party to the Hotel Agreement.

C.	Roomlinx Obligations.

i.          Roomlinx shall provide, at its expense, a full time employee to act as a point of contact or liaison with Hyatt (each, a “Business Manager”) and may change their respective Business Managers at any time, upon written notice to Hyatt.  The Business Manager shall be considered a Key Personnel.

ii. Roomlinx shall participate in a review no less than once per calendar quarter conducted by the Business Manager at a mutually agreed upon time and location.

iii. Roomlinx will provide a roadmap of its products and services to Hyatt upon Hyatt’s request and no greater than once per calendar quarter.

iv.        To the extent Roomlinx is engaged to perform Services for a Hotel, [***].  During the initial installation, for matters and circumstances within Roomlinx or its subcontractor’s or agent’s control, Roomlinx shall ensure that no Room is without TV service for more than [***] hours, unless mutually agreed to otherwise in the applicable Hotel Agreement and Statement of Work.

v.         If Roomlinx has not consummated a transaction with an [***] that provides [***] by the date when 15,000 Rooms (as defined in Exhibit A hereto) are installed on an iTV System, then Roomlinx shall comply with the following: (a) Roomlinx shall consummate a transaction that provides [***] on all iTV Systems, including new release movie Content, after 15,000 Rooms are installed on an iTV System, and (b) Roomlinx shall consummate a transaction that provides both [***] on all iTV Systems, [***] after 30,000 Rooms are installed on an iTV System. The Parties agree that, in the event Roomlinx fails to meet its obligations under this Section 3(C)(v), Hyatt’s sole and exclusive remedy and Roomlinx’s sole and exclusive obligation and liability shall be the following subsections (i), (ii) and (iii): (i) a change in the Hotel’s portion of [***] in Exhibit A-3, Section 5(a) from [***] to [***], and a shift in Exhibit A-5, Section 5(a) from [***] of [***] going to the [***] to [***] of the [***] going to the Hotel and [***] going to the [***]; (ii) in the event Roomlinx fails to meet its obligations under this Section 3(C)(v) for more than ninety (90) days,  [***] in Exhibit A-3, Section 5(a) and Exhibit A-5, Section 5(a) going directly to Hotel with Roomlinx remaining responsible for [***] (iii) if Hyatt so elects, termination of any or all HSAs in an orderly manner, without liability due to such terminations (including, without limitation, without liability for failure to meet minimums under Section 3(D)(i-vi) below due to such terminations), that allows for seamless transition to another provider. To the extent Roomlinx cures its failure to meet its obligations under this Section 3(C)(v) at any time during the Term, the [***] shall lapse for only such period of the Term following the cure.

vi. [***]

vii.       If Roomlinx offers terms (including  any HSIA prices per Exhibit A-1, Section 6.1; Revenue Shares, including, without limitation, those in Exhibits A-1, A-3, A-4 and A-5; labor rate cards and service level agreement terms expressly indicated in an Exhibit to this Agreement) for the System or Services to a third party that are better than those terms offered hereunder (to the extent permitted by this Agreement), Roomlinx agrees to enter into a good faith negotiation with Hyatt regarding providing the same offer to the Hotels and Hyatt.  Conflicts with the foregoing notwithstanding, Roomlinx shall offer the same offer Roomlinx offered to such third party to Hyatt and the Hotels unless: (i) Roomlinx is able to clearly demonstrate that the offer to the third party materially differs in the volume of Systems and Services provided to Hyatt and the Hotels hereunder; (ii) such differential in scope of Systems and Service has caused Roomlinx to offer better terms to such third party; and (iii) Hyatt is unwilling to accept a similar change in scope of Systems and Services.

viii.     Roomlinx shall provide Hyatt with notice of any subcontractors it uses to perform Services or Systems.  Roomlinx hereby agrees that this Agreement is between Hyatt and Roomlinx, and Roomlinx remains responsible for the acts and omissions of its agents, including subcontractors as though it were Roomlinx performing.

D.
Roomlinx will provide the Services and Systems set forth in a Hotel Agreement to all Rooms at such Hotel.  Subject to the limited and exclusive obligation, liability and remedy set forth in Section 3(D)(vii) below, Hyatt and Roomlinx agree that:

i.	[***]

ii.	[***]

iii.	[***]

iv.	[***]

v.
Hyatt shall provide Roomlinx with non-binding rolling monthly forecasts of Orders anticipated to be made by the Hotels, in order to provide Roomlinx sufficient time to make necessary commitments in respect of such Orders.

vi.
Orders for a minimum of thirty thousand (30,000) Rooms will be placed with Roomlinx within eighteen (18) months following the Effective Date, and such Orders shall include iTV System and Services, at a minimum.

vii.	[***]

viii.
In the event that Hyatt meets its obligations under Section 3(D)(i) and Roomlinx is unable to complete installation at all Hotels that have executed HSAs prior to eighteen (18) months from the Effective Date (“Order Commitment Date”) within twenty-one (21) months from Effective Date (“Install Commitment Date”), Roomlinx agrees to extend the discount option per Exhibit A-2, Section 4 until such Hotels are installed; provided that, all such Hotels allow Roomlinx to begin installation within thirty (30) days after entry into such HSA and SOW and the Hotels have reasonably cooperated with Roomlinx in such installation.  To the extent that Roomlinx does not have adequate resources to complete the installation of equipment at Hotels that have executed HSAs and SOWs prior to the Order Commitment Date by the Install Commitment Date in parallel with other (non-Hyatt) brand-wide hotel installations, Roomlinx shall give priority to such Hotels.

E.	[***]

F.
Roomlinx shall not enter into any agreement or arrangement with a Major Hotel to provide iTV Services to the extent that Roomlinx will commence providing such services prior to December 1st 2012 following the Effective Date of this Agreement.  For the purposes of this Agreement, “Major Hotel” shall be defined as a single brand that possesses, within its brand, more than fifty (50) hotels located in the Territory; provided, however, Roomlinx may contract and may engage in pilots during such period.  Notwithstanding the foregoing, if Hyatt’s obligations set forth in Section 3(D)(i-vi) are eliminated under Section 3(E), then this Section 3(F) shall be of no further force or effect.

G.	Upon Hyatt’s request, Roomlinx will assist in sales and educational efforts as approved by Hyatt in advance with the Hotels regarding the Services of Roomlinx.

H.
Hyatt shall have the right to request a change with respect to the Services (“Change”).  To the extent Hyatt requests a Change, Roomlinx shall provide to Hyatt a written analysis of the Change (“Change Analysis”) describing any changes in products, services, assignment of personnel and other resources that Roomlinx believes would be required and additional fees and costs that would be charged by Roomlinx therefor per the applicable Exhibits.  Any Change shall be documented by the Parties in writing (a “Change Order”), which Change Order may include all applicable elements of the applicable Change Analysis.  Neither Party shall have any obligation with respect to a Change unless and until a Change Order has been executed by authorized representative of each Party in accordance with the procedures set forth in this Section (“Change Control Procedures”).

I.
Roomlinx shall test all Systems and Services prior to installation of any such Systems and Services at a Hotel pursuant to mutually agreed test and acceptance guidelines (“T&A Standards”).  Roomlinx shall provide such written evidence as set forth in the T&A Standards.  Hyatt shall have the right to review and accept or reject the installation of all Systems and Services pursuant to the quality assurance (“QA”) standards agreed to by the parties within ninety (90) days after the Effective Date and, if no QA standards are agreed to, then generally accepted industry standards for systems and services of a similar nature to the nature of the Systems and Services contemplated herein shall apply (“Acceptance Standard”).  If Hyatt or Hotel rejects any of the Systems or Services due to failure to achieve the Acceptance Standard, Roomlinx shall, at its own cost, promptly re-perform the Services and provide fixes to the Systems.  Hyatt shall then have the right to review and accept or reject such Systems and Services in accordance with this Section.  No Systems and Services shall be accepted until such Systems and Services have attained the Acceptance Standard, as Hyatt or the Hotel shall certify within in accordance with this Section (“Acceptance”). If a Hotel is offering Services or Systems prior to Acceptance, the Hotel’s payment obligation shall begin at the time of use, not Acceptance.

4.	Fees; Payments; Financing; Taxes.

A.
All fees and charges (collectively, “Systems and Services Fees”) payable by the Hotels for the Systems and Services are set forth in the Exhibits to this Agreement.  If Roomlinx is to provide Preliminary Services (e.g. site survey and as further defined in the applicable Statement of Work) to a Hotel, such Hotel shall place a purchase order for [***] with Roomlinx before Roomlinx shall be required to perform such Preliminary Services.

B.
All undisputed amounts due under this Agreement and any Hotel Agreement (unless otherwise mutually agreed in the Hotel Agreement) shall be paid in U.S. currency within forty-five (45) days following Hyatt (or the applicable Hotels) receipt of a proper, undisputed invoice.

C.
Roomlinx will provide up to the lesser of the (a) Hyatt Equivalent Amount (defined below) and (b) eleven million US dollars ($11.0 million) for Owned Hotels, Managed Hotels and Franchised Hotels to purchase equipment for the Systems from Roomlinx (“Roomlinx Financing”) at interest rates no greater than 11.5% per annum over the term of the Hotel Agreement:

i.
Roomlinx financing shall be made available only to Owned Hotels, Managed Hotels and Franchised Hotels who meet the following Roomlinx minimum credit criteria and who have selected either the Full Option or Mid Options:

(a) Occupancy Rate. Hotel has an average minimum occupancy rate of at least an average of [***] for 24 months prior to an Order; and

(b) Financials.  Hotel has a Debt to EBITDA Ratio of [***] or less at the time of an Order.

ii.
Roomlinx shall be granted a first priority purchase money security interest in any and all equipment, or proceeds received from the sale of the physical equipment, financed with Roomlinx Financing (“Collateral”) of the Owned Hotel, Managed Hotel or Franchised Hotel, Roomlinx shall be authorized to file financing statements and any other applicable documents in order to perfect such security interest and Roomlinx shall require such Owned Hotel, Managed Hotel or Franchised Hotel to abide by certain covenants and restrictions until Roomlinx has been repaid all amounts owing to Roomlinx.  To the extent permitted by the Hotel’s policy at a reasonable additional cost, if any, and only with regard to the financed equipment, such Owned Hotel, Managed Hotel or Franchised Hotel shall add Roomlinx as an additional insured on its insurance policies and provide a certificate of insurance to Roomlinx.

iii.
For any given Owned Hotel, Managed Hotel or Franchised Hotel that has received Roomlinx Financing, the maturity date for any Roomlinx Financing shall be no later than the earliest to occur of: (a) expiration of the Initial Term, (b) termination of this Agreement, or (c) termination of the Hotel Agreement with such Hotel.

iv.	“Hyatt Equivalent Amount” shall mean the amount of installation fees that are payable to Roomlinx by Owned Hotels that have not taken Roomlinx financing, under Hotel Agreements with such Owned Hotels.

D.
Each Hotel shall be responsible for all taxes applicable to the Services provided by Roomlinx under the Hotel Agreement to the extent that such taxes are included in the invoice for the Services to which such taxes apply, except that Hotel is not responsible for taxes attributable to the income, gross receipts or net worth of Roomlinx. The applicable Hotel shall collect and pay sales tax due in respect of any Hotel’s guests’ use of the Services and Systems and such sales taxes shall be excluded from the calculation of any Revenue Shares.

E.	Step-In Rights.

i.
For purposes of this Section 4(E), a “Triggering Event” shall mean either of the following: (a) Roomlinx is subject to a bankruptcy, assignment for the benefit of its creditors, or is in receivership or similar proceeding, and which causes Roomlinx to be unable to pay a lender supporting its Financing Obligation or a Content provider in a manner that would have a material adverse affect on provision of System and Services, or Roomlinx otherwise declares in writing to Hyatt that Roomlinx will be unable to pay a lender supporting its Financing Obligation or a Content provider in a manner that would have a material adverse affect on provision of System and Services (“Financial Insecurity”); or (b) Roomlinx is unable to perform its Services or Systems obligations hereunder after having the opportunity to do so, such failure to perform would cause a material adverse effect on Hyatt (including making Services unavailable) and such failure can be cured by Hyatt or a third party on a commercially reasonable basis (“Performance Discontinuance”).

ii.
On and after a Trigger Event and until such Trigger Event is cured the Triggering Event, Hyatt may assign Hyatt staff or third parties to step in and: (a) perform only the Services or Systems that are not being performed in accordance in this Agreement due to the Triggering Event until such time as Roomlinx cures the Triggering Event; and (b) makes the minimum payment necessary to cure any Financing Obligation or payment to a Content vendor, solely to the extent Roomlinx is not paying the same during the continuance of the Triggering Event.  In addition, with respect to the Financing Obligations, Roomlinx shall use commercially reasonable efforts such that Hyatt has the right to step in to any agreements between Roomlinx and a third party during the continuance of a Triggering Event to provide the financing to the Hotels so that Hyatt and the Hotels may continue to receive the benefit of the Financing Obligations until such time as Roomlinx can demonstrate the ability to resume provision of the Financing Obligations to the reasonable satisfaction of Hyatt.  In addition, with respect to Roomlinx’s agreements with Content providers, Roomlinx shall use commercially reasonable efforts such that Hyatt has the right to step in to any agreements between Roomlinx and third party Content providers during the continuance of a Triggering Event to ensure that Hotels continue to receive the Content, Services and Systems until such time as Roomlinx can demonstrate the ability to resume provision of the Content, Systems and Services to the reasonable satisfaction of Hyatt.  Collectively, the prior two sentences shall be referred to herein as the “Step-In Rights.”

iii.
Step-In Notice.  Hyatt may exercise its Step-In Rights by giving Roomlinx notice during the continuance of a Triggering Event (the “Step-In Notice”) The Step-In Notice must specify in reasonable detail the Triggering Event basis on which Hyatt is entitled to exercise its Step-In Rights and the affected Systems and Services.

F.             Exercise of Step-In Rights.

i.
As soon as practicable, but not longer than three (3) business days, following Roomlinx’s receipt of the Step-In Notice, Hyatt and Roomlinx shall discuss any alternative course of action which Roomlinx may undertake to remedy the event giving rise to the Step-In Rights, and the manner in which Hyatt shall exercise its Step-In Rights, including how Hyatt shall engage any third party to act on its behalf.  If Roomlinx and Hyatt fail to reach agreement within five (5) business days after Roomlinx’s receipt of the Step-In Notice, Hyatt may exercise its Step-In Rights.  Hyatt’s exercise of its Step-In Rights shall not prejudice any other rights of Hyatt or Roomlinx, except as otherwise set forth in this Section 4(E) under this Agreement.

ii.
In exercising its Step-In Rights, Hyatt may itself provide, or may employ a replacement third party provider to provide, the permitted actions in Section 4(E)(ii).  Roomlinx shall cooperate fully with and provide all necessary assistance to Hyatt and any replacement third party provider to enable the cure of the Triggering Event.  Roomlinx’s assistance shall include, on a non-exclusive basis, as permitted by applicable law and applicable agreements:  (a) granting Hyatt or the replacement third party provider management reasonable access to relevant Roomlinx employees; (b) granting Hyatt or the replacement third party provider access to Roomlinx’s premises and materials as needed to provide the Services; (c) granting Hyatt or the replacement third party provider access to management records and systems which relate to the affected Systems and Services as needed to provide the Systems and Services; and if Hyatt requests, providing written confirmation that Hyatt may give to third parties confirming that Hyatt is exercising its rights in compliance with this Agreement.

G.	If Hyatt exercises its Step-In Rights for a Performance Discontinuance:

i.
Hyatt shall not be obligated to pay or make any payments (whether Fees or otherwise) to Roomlinx for Systems and Services that Hyatt is providing during the continuance of the Triggering Event; and (ii) Roomlinx shall be liable to pay any additional reasonable costs directly incurred by Hyatt solely as a result of the exercise of the Step-In Rights to cure a Triggering Event and that could not be mitigated by Roomlinx and that exceed the amount Roomlinx would have been paid by Hotel for Systems and Services during the continuance of the Triggering Event.  Hyatt shall provide written notice to Roomlinx of such costs incurred promptly after incurrence of such costs. Hyatt’s exercise of its Step-In Rights shall not constitute a waiver by Hyatt of any termination rights or rights to pursue a claim for damages arising out of the failure that led to its exercise of the Step-In Rights.

H.
Step-Out Notice.  Hyatt’s Step-In Rights shall end when the applicable Triggering Event is resolved to Hyatt’s reasonable satisfaction.  Hyatt shall deliver a sufficiently prior written notice to Roomlinx specifying the date Hyatt plans to conclude its Step-In Rights (the “Step-Out Notice”).  Roomlinx shall, following receipt of a Step-Out Notice, meet with Hyatt to discuss Hyatt’s findings as a result of the exercise of its Step-in Rights.  Within ten (10) business days after the meeting, Roomlinx shall develop and deliver to Hyatt a plan to implement Hyatt’s reasonable recommendations to improve the Systems and Services.

5.	Intellectual Property.

A.
As between the Parties, Hyatt shall own and retain all worldwide right, title and interest in and to all Intellectual Property (as defined in Section 5.D below) or other intellectual property rights owned by Hyatt prior to the Effective Date of this Agreement and all improvements thereto.

B.
As between the Parties, Roomlinx shall own and retain all worldwide right, title and interest in and to all Intellectual Property or other intellectual property rights owned by Roomlinx prior to the Effective Date of this Agreement and all improvements thereto.

C.	During the Term:

(i) Roomlinx shall make available to Hyatt all Intellectual Property relating to or arising from the System or Services (for clarity, the use of “make available” under this subsection means to provide the benefits of the applicable Intellectual Property solely as it is associated with the Services or Systems, and not as a separate delivery of the Intellectual Property or any related hardware or equipment); and

(ii) to the extent that there are any improvements to Roomlinx’s Intellectual Property related to or arising from the System or Services, Roomlinx shall make such improvements promptly available to Hyatt, without any additional compensation or charges to Hyatt except that any improvements commissioned and paid for by a third party for exclusive use by such third party shall not be provided to Hyatt solely to the extent there is any exclusivity period granted to such third party and only for the duration of such exclusivity period.

D.	For purposes of this Agreement, “Intellectual Property” means a Party’s Marks (as defined below), copyrighted materials, patents, and trade secrets.

E.
Except as set forth in Section 5.A. or Section 5.F. or as otherwise mutually agreed by the Parties in writing, Roomlinx owns all worldwide right, title and interest in and to any and all Intellectual Property produced, generated, developed or created by Roomlinx in the course of providing Services under this Agreement (“Deliverables”).

F.
If Hyatt: (i) believes in good faith that Hyatt has developed, created or generated an improvement to the Intellectual Property of Roomlinx that, under this Agreement, would otherwise be deemed the Intellectual Property of Roomlinx and (ii) requests a perpetual license or ownership rights in such Improvement (an “Improvement”), then Hyatt shall provide Roomlinx with a written request to discuss its Improvement (“Formal IP Meeting”).  A Formal IP Meeting shall include: (a) Roomlinx’s CEO, (b) a Hyatt Senior Vice President or Executive Vice President, (c) Roomlinx’s designated technology representative, (d) Hyatt’s designated technology representative; and (e) Roomlinx’s and Hyatt’s intellectual property counsel in each case unless such attendance has been waived by the applicable Party in writing. Roomlinx shall reply to Hyatt promptly as to whether Roomlinx elects to participate in such a Formal IP Meeting or to reject such Formal IP Meeting and if Roomlinx does not respond within 30 days, it will be deemed to have rejected participation in a Formal IP Meeting.  If any communications regarding an Improvement between Roomlinx and Hyatt occur prior to a Formal IP Meeting and Hyatt does not request a Formal IP Meeting within fifteen (15) days after such communications, then any development of such Improvement as between Hyatt Intellectual Property and Roomlinx Intellectual Property, shall be Roomlinx Intellectual Property.  If Roomlinx elects to participate in such Formal IP Meeting, then the following terms shall apply:

i.
The Parties will convene for such a Formal IP Meeting, during which time, Hyatt shall describe in detail the applicable Improvement.  Then during or promptly following such Formal IP Meeting, Roomlinx shall provide notice to Hyatt if Roomlinx claims such Improvement was Roomlinx Intellectual Property or Confidential Information of Roomlinx prior to the date of such Formal IP Meeting (“Roomlinx Intellectual Property & Plans”).

ii.
If Roomlinx claims it to be part of Roomlinx Intellectual Property & Plans, then Roomlinx must provide evidence sufficient to demonstrate the same; provided that if Hyatt is reasonably objects that such evidence does not demonstrate the same, the Parties agree to form a board comprised of a single representative from each Party (“Improvement Review Board” or “Board”) and the purpose of the Board will be to make determinations of what is or is not Roomlinx Intellectual Property & Plans solely for purposes of this Section 5.F and not with respect to any other purpose of this Agreement or otherwise.  Each Party’s representative shall be a senior member of the Party’s management team with the necessary technical and business expertise necessary to make determinations presented to the Board.  The Board shall render its determinations within ten (10) days of any such meeting.  In the event that the Board is unable to reach a decision on any matter submitted to it for consideration, the Board members shall agree on a neutral third party, paid in equal shares by the Parties, to render the necessary decision and the decision of the neutral third party will be deemed to be the decision of the Board.  Either Party may change its representative to the Board upon thirty (30) days prior written notice to the other Party.

iii.
If the Board or neutral third party determines that such Improvement was Roomlinx Intellectual Property & Plans, and if Roomlinx develops such Improvement to its Intellectual Property as an improvement to the Systems and Services during the Term, Roomlinx will make such Improvement available to Hyatt on a non-exclusive basis hereunder, free of any additional charge to Hyatt pursuant to the rights granted to Hyatt in Systems and Services hereunder.  If Roomlinx does not develop such Improvement to its Intellectual Property as an improvement to the Systems and Services within twelve (12) months after such Formal IP Meeting, (A) Roomlinx does not relinquish any ownership of its Intellectual Property, (B) the Parties obligations under Section 10 remain in effect (subject to 5.F.(iii).(C) below) and (C) Roomlinx grants Hyatt a non-exclusive, perpetual, irrevocable, worldwide, royalty-free, fully-paid up right and license to use, copy, modify, display, transmit (including electronically and wirelessly), and create derivative works of such Improvement (including  the right to charge guests for the same and use third parties to develop) solely for use within the Hotels designated by Hyatt.  The foregoing does not grant Hyatt a license to or waiver of any infringement or misappropriation of any other Roomlinx Intellectual Property and any Hyatt work product related thereto is not deemed part of the System or Services for purposes of this Agreement.

iv.
If the Board determines that such Improvement is not existing Roomlinx Intellectual Property & Plans, the Parties obligations under Section 10 remain in effect and Roomlinx may develop such Improvement as an improvement to the Systems and Services (“Hyatt Proposed Deliverable”), and if Roomlinx elects to develop it, the Parties shall mutually agree on either (A) or (B) below and any other applicable development parameters: (A) Hyatt pays for such development, and Roomlinx grants to Hyatt and all Hotels designated by Hyatt an exclusive, perpetual, unlimited, irrevocable, worldwide, royalty-free, fully-paid up right and license to use, copy, modify, display, transmit (including electronically and wirelessly), and create derivative works of such Hyatt Proposed Deliverable (including, without limitation, the right to charge guests for the same and use third parties to develop) or (B) Roomlinx pays for such development, and Roomlinx makes such Hyatt Proposed Deliverable available to Hyatt and the Hotels designated by Hyatt pursuant to the rights granted to Hyatt and the Hotels in the Systems and Services, free of additional charge to Hyatt and the Hotels and Roomlinx may license such Hyatt Proposed Deliverable to third parties and exploit it otherwise without any restrictions.

v.
If Roomlinx fails to claim that such Improvement is part of Roomlinx Intellectual Property & Plans, the Parties agree that such Improvement will be the Intellectual Property of Hyatt and Confidential Information of Hyatt hereunder and Roomlinx assigns and shall assign to Hyatt all of Roomlinx’s right, title and interest in and to the Improvement.

G.
Subject to the terms and conditions in this Agreement, Roomlinx grants to Hyatt (and its Affiliates) a non-exclusive, non-transferable, worldwide license to use the Roomlinx® trademark in a manner approved in advance, in writing, by Roomlinx in connection with marketing and encouraging use of the Services by the Hotels.

H.
Roomlinx acknowledges that, as between Hyatt and Roomlinx, Hyatt has the sole and exclusive right to the use of any and all of Hyatt’s trademarks, trade names, service marks, logos, domain names or other designations of source as Hyatt may designate from time to time (“Marks”).  Roomlinx shall not to use the Marks without the prior written consent of Hyatt.  If Hyatt consents to any use of the Marks by Roomlinx, then: (i) Roomlinx shall only use the Marks in connection with the Services provided by Roomlinx pursuant to this Agreement or a Hotel Agreement; (ii) Roomlinx shall use the Marks exactly in the form provided and in conformance with any trademark usage policies provided by Hyatt; (iii) Roomlinx shall not form any combination marks with the Marks, alter the Marks or any element thereof in any manner, including size, color, spacing, font or appearance, (iv) Roomlinx shall not take any action inconsistent with or otherwise challenge or attack Hyatt’s ownership or registration of the Marks or the validity of the Marks; (v) Roomlinx shall cease to use, and shall thereafter refrain from using, any such Marks immediately upon request by Hyatt or immediately upon the termination or expiration of this Agreement; and (vi) Roomlinx shall destroy any promotional materials that include the Marks immediately following the termination or expiration of this Agreement.   Any goodwill accruing from use of such Marks shall automatically vest and inure to the benefit of Hyatt.  The provisions of this Section shall survive the expiration or earlier termination of the Term of this Agreement.

I.
The Parties agree Roomlinx’s proprietary software within the System and all related documentation (“Deposit Materials”) will be deposited into escrow, in accordance with the terms of the Escrow Agreement to be mutually agreed by the Parties as soon as practicable following the Effective Date, but which shall include the following terms, among other terms: (i) the cost of escrowee’s services will be paid for by Roomlinx, (ii) the Deposit Materials will be deposited by Roomlinx within a certain timeframe and updated concurrent with updates made by Roomlinx, (iii) in the event of the resignation of the escrowee (or its successor), the Parties shall promptly appoint a successor escrowee who is mutually acceptable to both Parties hereto, to act immediately upon such resignation, in the discharge of duties and responsibilities pursuant to the terms of the Escrow Agreement, (iv) “Release Conditions” of (a) Roomlinx is no longer an operating going concern or provides written declaration that it has abandoned its obligations to provide Services or Systems, or (b) Roomlinx is subject to voluntary or involuntary bankruptcy or makes assignment for the benefit of creditors or a receiver is appointed for a substantial part of its assets, and as a result of the foregoing, is unable to provide the Services, and (v) Deposit Materials shall be released to Hyatt as a license to use such Deposit Materials solely to perform the duties under the then current HSAs that Roomlinx would have otherwise performed to support the Services and Systems until the Release Conditions have been cured.

6.             Governmental Licenses or Permits; Compliance with Laws.

A.
Roomlinx represents and warrants that, Roomlinx has obtained, or prior to the applicable Order shall have obtained, any and all necessary governmental licenses or permits or consents required for the proper and lawful conduct of Roomlinx’s business or other activity carried on, in or at any Hotel.  Roomlinx, at its sole cost and expense, shall at all times comply with the requirements of each such license, permit or consent.

B.
Roomlinx represents and warrants that Roomlinx’s performance of any and all Services performed pursuant to this Agreement or any Hotel Agreement shall, at Roomlinx’s expense, fully comply with all federal, state or local laws, rules, regulations and ordinances, which may govern or regulate such Services.  Roomlinx further agrees, at its own expense, to be solely responsible for compliance with all federal, state and local laws, rules, regulations, and ordinances that apply to Roomlinx’s employment status or Roomlinx’s employment relationship with others.

7.             Insurance.

A.
Roomlinx shall carry and maintain Workers’ Compensation and Employers liability insurance affording benefits for all employees in an amount as required by applicable statutes in which the work or any portion of the work is performed and employers’ liability insurance with limits of [***] for each accident or disease, Comprehensive General Liability insurance through companies satisfactory to Hyatt endorsed to include products and completed operations and contractual liability in a minimum amount of [***] per occurrence, Automobile Liability insurance with a combined single limit of [***] per occurrence for bodily injury and/or property damage and Umbrella or Excess Liability Insurance with limits not less than [***] per occurrence.

Roomlinx shall carry cyber insurance, with coverage inclusive of Roomlinx’s Processing of Personal Information hereunder, concurrent with the execution of this Agreement (“Cyber Insurance”) in an aggregate amount of [***] with an additional [***] in identical coverage added for every 5,000 Rooms installed with Mid Option or Full Option iTV System (e.g., when 5,000 Rooms are installed with Mid Option or Full Option iTV System, aggregate coverage amount must be [***]), up to a maximum of an aggregate amount of [***], and (ii) patent insurance, with coverage inclusive of Roomlinx and third party intellectual property, equipment and software in the Systems or Services, shall be issued by the carrier concurrent with the execution of this Agreement (“Patent Insurance”) in an aggregate amount of [***] with an additional [***] in identical coverage added for every 10,000 Rooms installed with Mid Option or Full Option iTV System in excess of 30,000 Rooms (e.g., when 40,000 Rooms are installed with Mid Option or Full Option iTV System, aggregate coverage amount must be [***]).

B.
Roomlinx shall furnish to Hyatt a Certificate of Insurance evidencing such coverage prior to the commencement of Services under any Hotel Agreement and shall continue to provide Hyatt with subsequent Certificates of Insurance evidencing uninterrupted compliance with this insurance requirement until the termination of this Agreement.  With the exception of Workers’ Compensation Insurance, the insurance certificate shall specifically state that: “(i) Hyatt Hotels Corporation; (ii) Hyatt Corporation; and (iii) all entities (and any members to such entities) that are parties to the management agreement, operating agreement, franchise agreement and/or ground lease agreement pertaining to each Hotel that has entered into an HSA” are named as additional insureds under the above policies (each, an “Additional Insured”); such insurance shall be primary and not contributory with Hyatt’s or a Hotel’s insurance.

C.
Roomlinx hereby waives and shall cause its Cyber Insurance carrier to waive their rights of subrogation against the Additional Insureds and each of their respective Affiliates, directors, officers, members, and employees.

D.	The provisions of this Section shall survive termination or expiration of this Agreement.

8.	Indemnification and Limitation of Liability.

A.
Except to the extent caused by a Hyatt Indemnitees’ (which excludes Hotel guests) willful misconduct or gross negligence, Roomlinx shall defend, indemnify and hold harmless Hyatt, its Affiliates and their respective officers, directors, agents, members, representatives and employees (subject to Section 8L, collectively, the “Hyatt Indemnitees”) from and against any and all third party (which such third party shall exclude any Hotels) actions, claims, proceedings or allegations (collectively, “Claims”) for any losses, expenses, costs, and/or damages, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to:

i.	Roomlinx’ (1) breach of its representations or warranties; or (2) material breach of its obligations hereunder;

ii.
Subject to Section 8(I) and Section 8(J), any (1) violation, infringement or misappropriation of third party intellectual property rights by Roomlinx-owned intellectual property, equipment or software in the Systems or Services, or (2) violation, infringement or misappropriation of third party intellectual property rights caused by third party (which such third party excludes the Hyatt Indemnitees) intellectual property, equipment or software in the Systems or Services, in both cases, excluding any Claims arising out of or relating to the unauthorized use or unauthorized modification of such Systems or Services by Hyatt, a Hotel, guests or any other third party under Hyatt’s direction (such exclusion, an “Excluded Claim” and such Claims not including Excluded Claims, “IP Claims”);

iii.	A breach of Roomlinx’ obligations set forth in Sections 10 or 11;

iv.	Roomlinx’ gross negligence, fraud or willful misconduct; or

iv.	Any bodily injuries to or the death of any of Roomlinx’s employees or contractors working at any hotel, however caused or occasioned, or any property damage.

B.
For the avoidance of doubt, and without limiting any of the obligations set forth in Section 8(A) but subject to Section 8(G) and (J), Roomlinx shall indemnify, defend and hold harmless the Hyatt Indemnitees for any Claims for Losses relating to or arising out of Roomlinx’ agreements with third-party manufacturers, software licensors or content distributors.

C.
Hyatt shall indemnify, defend and hold harmless Roomlinx and its affiliates and their respective officers, directors, agents, representatives and employees from and against any and all Claims for Losses arising out of or relating to (i) Hyatt’s breach of its representations or warranties or material breach of its obligations hereunder; or (ii) Hyatt’s gross negligence or willful misconduct.  For the avoidance of doubt, the Parties acknowledge and agree that Hyatt is not responsible or liable for the acts or omissions of any Hotel guests.

D.
EXCEPT WITH RESPECT TO: (I) ANY LOSSES FROM A BREACH OF A PARTY’S OBLIGATIONS UNDER SECTIONS 10 OR 11, (II) ROOMLINX’ WRONGFUL TERMINATION OR ABANDONMENT OF THE SERVICES, (III) A PARTY’S FRAUD OR WILLFUL MISCONDUCT AND (IV) LOSSES DUE TO A PARTY’S OBLIGATIONS SET FORTH IN SECTIONS 8(A), 8(B) OR 8(C), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY SPECIAL, EXEMPLARY, INCIDENTAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING ANY DAMAGES OR LOSSES RELATING TO LOST PROFITS, DATA OR USE REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

E.
EXCEPT WITH RESPECT TO: (I) ANY LOSSES FROM A BREACH OF A PARTY’S OBLIGATIONS UNDER SECTIONS 10 OR 11, (II) ROOMLINX’ WRONGFUL TERMINATION OR ABANDONMENT OF THE SERVICES, (III) A PARTY’S FRAUD OR WILLFUL MISCONDUCT; AND (IV) LOSSES DUE TO A PARTY’S OBLIGATIONS SET FORTH IN SECTIONS 8(A), 8(B) OR 8(C) (OTHER THAN SECTION 8(A)(I) AND 8(C)(I) THAT ARE NOT RELATED TO OR ARISING FROM BREACHES OF SECTIONS 10, 11 OR 13(B)(III-V) BY ROOMLINX OR SECTION 13(D) BY HYATT), EACH PARTY’S TOTAL MAXIMUM LIABILITY TO THE OTHER PARTY UNDER OR IN RESPECT OF THIS AGREEMENT SHALL NOT EXCEED THE GREATER OF: (A) TWO MILLION FIVE HUNDRED THOUSAND ($2,500,000) DOLLARS; OR (B) AN AMOUNT EQUAL TO THE TWENTY-FOUR (24) MONTHS SYSTEM REVENUE (AS DEFINED BELOW) FOR THE SYSTEMS AND SERVICES PRIOR TO SUCH CLAIM.

F.
For purposes of this Agreement, “System Revenue” means: (i) the total paid to Roomlinx as described in Exhibit A in respect of the iTV Systems and Services, (ii) monthly fees paid to Roomlinx as described in Exhibit A for the HSIA Systems and Services; and (iii) advertising Other Net Revenues as described in Exhibit A and paid to Roomlinx.

G.
The Parties agree that to the extent an entity is covered as both a Hyatt Indemnitee under this Agreement and a Hotel Indemnitee under the HSA, the entity shall  exercise its rights under this Agreement as a Hyatt Indemnitee first and not as a Hotel Indemnitee under an HSA.

H.	The provisions of this Section 8 shall survive termination or expiration of this Agreement.

I.
Upon the Final Determination (as defined below) of the amount of [***] Losses (as defined below), Roomlinx shall apply a credit to any applicable Hotel using Roomlinx HSIA System and Service equal to [***]  Notwithstanding anything to the contrary contained herein, the foregoing credit shall be the sole and exclusive obligation of Roomlinx and the sole and exclusive remedy of Hyatt and Hotel for any and all indemnity, losses, costs, actions or other claims they may have for [***] Losses against Roomlinx or any of its Affiliates. “[***] Losses” means any actual amount of loss, expense (including reasonable out-of-pocket attorneys’ fees), cost (including license fees or settlement amounts) or liability of a Hotel or Hyatt (or a Hyatt Affiliate) on behalf of such Hotel related to or in connection with [***].  Final Determination of an [***] Loss shall be at the time Hotel or Hyatt (or a Hyatt Affiliate) on behalf of Hotel is required to pay an [***] Loss, either by license agreement, settlement or judgment, whether or not an action is pending at the time, provided that Hotel or Hyatt (or a Hyatt Affiliate) on behalf of Hotel has used reasonable efforts to seek other indemnity rights (which efforts do not require instituting legal action against a potential indemnitor) and has been unsuccessful in whole or in part in obtaining such indemnity and the liability is not covered by existing insurance coverage. For clarity, but subject to any limitations set forth in this Section to the extent a Hotel or Hyatt (or a Hyatt Affiliate) on behalf of a Hotel only receives partial indemnification from an indemnitor, Roomlinx agrees that the remaining, unindemnified amount will be considered an [***] Loss, up to the dollar amounts set forth in this Section.

J.
The Parties acknowledge and agree that the obligations of Roomlinx with respect to any Claim for Loss set forth in Section 8(A)(ii)(2), together with any Claim for Loss set forth in Section 8(A)(ii)(2) under a HSA shall be subject to cap equal to $3,000,000 plus an additional $1,000,000 for every 10,000 Rooms installed with Mid Option or Full Option after installation of such Mid Option or Full Option at 30,000 Rooms.

K.
A Party seeking indemnity under this Section 8 (“Indemnified Party”) shall provide the other Party (“Indemnifying Party”) with prompt written notice of any such third party claim made against it for which it is entitled to indemnity hereunder.  Each Party shall cooperate with the other Party and in the defense of any such claim, suit or proceeding, including appeals, negotiations and any settlement or compromise thereof, provided that Indemnifying Party shall have the right to control the defense, negotiations and settlement or compromise thereof and shall keep the Indemnified Party informed of the proceedings and review and consider input from the Indemnified Party; provided, that Indemnified Party shall be given the right to consent to the terms of any settlement or compromise with respect to such matter under which the Indemnified Party is required to admit liability, and such approval shall not be unreasonably withheld by Indemnified Party.

L	For clarity, the Parties intend for any rights with respect to indemnification for a Hotel to arise pursuant to an HSA and not pursuant to this Agreement.

9.	Termination.

A.
Roomlinx shall have the right to terminate this Agreement only if Hyatt materially breaches Sections 5, 10 or 13(D) and fails to cure such breach within thirty (30) days after Hyatt’s receipt of written notice from Roomlinx of such failure.  Further, any such termination shall not limit or cancel Roomlinx’s obligations as set forth in Section 9(H).

B.
Roomlinx shall ensure that Roomlinx’s termination rights under each Hotel Agreement are comparable to Section 9(A), provided that, in the event Roomlinx seeks to terminate it must send a notice of termination to the Hotel and the Hotel will have another thirty (30) days to cure before the termination becomes effective.

C.
In the event that Roomlinx is in material breach of any provision of this Agreement, Hyatt shall so notify Roomlinx in writing.  Notwithstanding anything else contained in this Agreement, if Roomlinx does not cure such breach to the reasonable satisfaction of Hyatt within forty-five (45) calendar days of its receipt of notice, Hyatt may immediately terminate this Agreement.

D.
Any termination of this Agreement shall have no effect on any then-effective Hotel Agreements and the parties’ rights and obligations thereunder, except if Hyatt terminates this Agreement under Section 9(C) or 9(E) or Roomlinx terminates this Agreement under Section 9(A), then such terminating Party shall have the right to terminate any then-effective Hotel Agreements.  Conflicts with the foregoing notwithstanding, any such termination shall not limit or cancel Roomlinx’s transition obligations as set forth in Section 9(H).

E.
In the event Roomlinx is subject to bankruptcy, assignment for the benefit of its creditors, is in receivership or similar proceeding, Hyatt, with fifteen (15) days advance notice to Roomlinx, may terminate this Agreement.

F.
In the event of a delegation, transfer, assignment, change of control or ownership by Roomlinx or the sale of all or substantially all of its assets, in each case (i) to an entity that is not 50% or greater owned or controlled by persons or entities that were Roomlinx stockholders immediately prior to such occurrence, (ii) where Roomlinx management personnel are not running the business that will provide the Services, and (iii) where the Party acquiring control or ownership has stockholder equity less than Roomlinx then current stockholders’ equity, then Hyatt shall evaluate the new owner’s ability to continue to provide Services and maintain the commitment to Hyatt’s strategic direction.  Within thirty (30) days of notice from Roomlinx and request for Hyatt’s election prior to consummation of such transaction, in Hyatt’s sole discretion, Hyatt may elect to express its disapproval of such transaction by providing written notice and identifying such notice as disapproval under this Section (“Disapproval”) and, by providing such Disapproval, have the right, but not the obligation, to terminate this Agreement and any Hotel Agreements (either at once or in staggered fashion), without penalty or liability, by providing Roomlinx with a ninety (90) day advance written election of such termination for any Hotel Agreement or this Agreement at any point within a twenty-four (24) month period after consummation of such transaction; provided, for clarity, any right to termination is contingent and effective only upon consummation of such transaction.  If Hyatt does not provide such Disapproval within such thirty-day period, then its subsequent termination rights for such transaction (but not future transactions) under this Section shall lapse.

G.
Upon any termination or expiration of this Agreement, each Party shall return the Confidential Information of the other Party to such Party and shall pay all amounts accrued and owing but unpaid in accordance with the terms of the Agreement.

H.
For a period up to one-hundred and twenty (120) days beyond any expiration or termination of the Term, Roomlinx shall provide to Hyatt or to its designees (collectively, “Successor”), reasonable termination assistance (including non-Confidential and non-proprietary knowledge transfer) to allow the services provided by a third-party similar to the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to the Successor; provided, this shall be subject to any confidentiality requirements of Roomlinx and compliance with applicable laws.  Roomlinx shall provide such reasonable termination assistance to Hyatt regardless of the reason for termination, so long as Hyatt has fully paid all overdue, undisputed amounts.  The fees set forth in this Agreement include reasonable termination assistance.  Further, to the extent prior to the expiration or termination of the Term there was no Renewal Term, Roomlinx agrees to perform all Services and provide all Systems and Hyatt or Hotel shall pay for such Services and Systems during the one-hundred and twenty day transition period described above.

10.	Confidentiality.

A.
“Hyatt Confidential Information” includes: (i) information related to Hyatt’s tests, ideas software, architecture and other technologies, (ii) information related to Hyatt’s business or business plans, (iii) information which Hyatt maintains for business purposes, (iv) proprietary information disclosed by Hyatt to Roomlinx; and (v) any other information which Roomlinx is informed or reasonably ought to know Hyatt regards as confidential.

B.
“Roomlinx Confidential Information” (which as between Roomlinx and Hyatt is owned by Roomlinx) includes: (i) information concerning Roomlinx’ tests, ideas, software, architecture and other technologies, (ii) information concerning Roomlinx’ business or business plans and information provided under Section 3(C)(iii), (iii) information which Roomlinx’ maintains for business purposes, , (iv) proprietary information disclosed by Roomlinx to Hyatt; and (v) any other information which Hyatt is informed or reasonably ought to know Roomlinx regards as confidential.

C.
Each Party acknowledges that, each Party will acquire information about the other Party pursuant to this Agreement including each other Party’s business activities and operations, its technical information, know-how or trade secrets, all of which are highly confidential and proprietary to the Party disclosing such information The Hyatt Confidential Information and the Roomlinx Confidential Information are herein collectively referred to as the “Confidential Information”).  Subject to subsection (D) below, Confidential Information shall include this Agreement, the terms thereof and the negotiations in respect thereof.  Confidential Information shall not include information: (i) generally available to or known by the public: (ii) that was disclosed to a Party by a third party without breach by such third party of any legal or contractual obligation, (iii) a Party can demonstrate it knew prior to disclosure by the disclosing Party; or (iv) information independently developed by a Party outside the scope of this Agreement and without access to or use of the Confidential Information of the disclosing Party.

D.
Each Party shall hold all Confidential Information disclosed to it in strict confidence and shall not reveal such Confidential Information to any third party except for any Affiliates of the receiving Party or Hyatt employees if the Hyatt is the receiving Party or either Party’s contractors who, in each case, have a need to know such Confidential Information to perform its respective obligations under this Agreement and are subject to confidentiality and non-use obligations that are the same or substantially similar to the confidentiality and non-use obligations set forth in this Agreement.  A Party shall have the right to disclose the Confidential Information (including this Agreement or terms hereof) pursuant to requirements of federal or states securities laws or regulations a court order, proceeding or equivalent arbitration tribunal order or in order to enforce  the terms of this Agreement or any Hotel Agreement; provided, however, that the receiving Party shall provide the disclosing Party prior written notice, as soon as reasonably possible and to the extent legally permissible, of such disclosure requirements, court order, proceeding or equivalent arbitration tribunal order and cooperate with the disclosing party to limit the disclosure of such Confidential Information.

E.
Each Party shall safeguard the Confidential Information with at least as great a degree of care that is the same or better than the degree of care such as the receiving Party uses to safeguard its own highly sensitive confidential information relating to its own business but in any case no less than a reasonable degree of care.

F.
If either Party breaches the obligations set forth in this Section 10, the non-breaching Party shall have, in addition to all other rights in law and equity, the right to seek injunctive relief, it being acknowledged and agreed by the Parties that such breach may cause irreparable injury to such Party and that money damages may not provide an adequate remedy.

G.	Each Party shall remain the owner of its own Confidential Information.

11.           Data Privacy.  A breach of the following data privacy and protection provision (the “Data Privacy and Protection Provision”) shall be deemed a material breach of this Agreement.

A.
Requirements for Data Processor:  In the event Roomlinx or its agents Process (“Process” and its variants for purposes of this Section includes access, collect, record, organize, use, store, adapt, alter, retrieve, consult, transfer, disclose or destroy) any information relating to a natural person that can be identified or becomes identifiable by virtue of such information, on behalf of Hyatt or its affiliates (collectively, “Personal Information”), Roomlinx in connection with this Agreement shall and shall cause its agents and personnel that Process such Personal Information to:

i.
comply with all data protection and privacy laws and regulations in any relevant jurisdictions that are applicable to Roomlinx’ Processing of Personal Information in accordance with this Agreement (together, the “Data Protection Laws”);

ii.	agree that, as between the Parties, all such Personal Information shall be deemed to be Hyatt Confidential Information (as defined in Section 10) that is owned by Hyatt and its Affiliates;

iii.	Process and retain that Personal Information only on the prior written instructions of Hyatt and only to the extent reasonably necessary for performance of this Agreement;

iv.
implement  reasonable technical and organizational measures to protect that Personal Information against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access (including, without limitation, during disposal of such Personal Information), in particular where the Processing involves the transmission of data over a network, and against all other unlawful forms of Processing;

v.	implement measures to protect Personal Information in accordance with reasonable compliance programs enacted by Hyatt from time to time and provided to Roomlinx in advance in writing;

vi.
take reasonable steps to ensure the reliability of personnel who have access to the Personal Information, including, without limitation that such personnel are qualified to do so and have received proper training; and require such personnel to comply with Roomlinx’ obligations under this Data Privacy and Protection Provision;

vii.
not disclose Personal Information to any person except: (x) as required or permitted by this Agreement; (y) with the prior written consent of Hyatt; or (z) pursuant to an order or requirement of a court of law, administrative agency, or other governmental body, provided that, if not prohibited from doing so, Roomlinx gives reasonable notice to Hyatt to contest such order or requirement;

viii.
promptly notify Licensee of (x) requests for information or complaints about the Processing of Personal Information; (y) requests for access to Personal Information; or (z) requests for Personal Information to be deleted or corrected;

ix.
fully cooperate with Hyatt regarding any of the items referred to above and provide Hyatt with information Hyatt reasonably requires to respond to requests or complaints of that or a similar nature (whether made to Hyatt, Roomlinx or a third party);

x.
inform Hyatt promptly in case the Personal Information is at risk from seizure (including, without limitation, for purposes of satisfying a debt), insolvency or bankruptcy measures or any other activities of third parties.  Roomlinx shall in such cases inform all third parties that the Personal Information is the sole property of Hyatt; and

xi.
not transfer Personal Information across a national border except (y) with the prior written consent of Hyatt; or (z) where Personal Information originates from the European Economic Area, with the  prior written consent of Hyatt and subject to any additional requirements of Hyatt (which may, for the avoidance of doubt, require Roomlinx to ensure such parties as are reasonably specified by Licensee enter into the appropriate Model Clauses, which shall be defined as any or all of the contractual clauses referred to in European Commission Decisions C(2010) 593, C(2001) 4540, C(2001) 1539 and C(2004) 5271).

B.            Roomlinx shall also:

i.
notify Hyatt promptly should it be aware that, or reasonably suspect that, any breach of the clauses above or any other breach of security or unauthorized disclosure of or access to any Personal Information has occurred (a “Breach”);

ii.	perform a reasonable investigation to learn the cause of the Breach;

iii.	promptly take all commercially reasonable steps necessary to remedy the event and prevent the Breach’s recurrence; and

iv.
fully cooperate with Hyatt to comply with any notification requirements that may result from such Breach.  Roomlinx shall document and maintain adequate retention process and policies for all Breaches in accordance with all applicable legal and regulatory requirements.

C.            Audit.

i.
Roomlinx shall permit Hyatt or its designated representative (the “Auditor”) reasonable access to any of Roomlinx’ or its agents’ or subcontractors’ premises, personnel and relevant records as may be reasonably required in order to (y) fulfill any legally enforceable request by any government departments and regulatory, statutory and other entities, committees and bodies which, whether under statute, rules, regulations, codes of practice or otherwise, are entitled by any applicable law to supervise, regulate, investigate or influence the matters dealt with in this Agreement or any other affairs of Hyatt; or (z) undertake verification that Roomlinx is complying with this Data Privacy and Protection Provision.  Hyatt agrees that such audits shall be conducted no more than two (2) times per year.

ii.
Hyatt shall use reasonable endeavors to ensure that the conduct of each audit does not unreasonably disrupt Roomlinx or delay the provision of services by Roomlinx and that, where possible, individual audits are coordinated with each other to minimize any disruption. Roomlinx shall provide Hyatt or the Auditor with all reasonable co-operation, access and assistance in relation to each audit. Roomlinx shall provide at least five (5) business days’ notice of its intention to conduct an audit unless such audit is conducted in respect of a suspected fraud, in which event no notice shall be required. The Parties shall bear their own costs and expenses incurred in respect of compliance with their obligations under this clause, unless the audit identifies a material default of Roomlinx in complying with its obligations under this Data Privacy and Protection Provision, in which case Roomlinx shall reimburse Hyatt for all its reasonable costs incurred in the course of the audit.

iii.
If an audit identifies that: that Roomlinx is failing to comply, in a material respect,  with any of its obligations under this Data Privacy and Protection Provision, without prejudice to the other rights and remedies of Hyatt, Roomlinx shall take the reasonably necessary steps to comply with its obligations at no additional cost to Hyatt.

iv.	The Parties may agree that a third party report or certification (e.g., a SSAE 16 type report) provided by Roomlinx will satisfy the above audit requirements.

12.	Roomlinx Privacy Policy and Terms of Use.

A.	Roomlinx shall clearly and conspicuously display its privacy policy in compliance with applicable law.

B.
Roomlinx will clearly and conspicuously display its terms of use in an enforceable manner and in compliance with applicable law and agrees to fully cooperate with Hyatt regarding the inclusion of language in the terms of use that is legally protective of Hyatt and the Hotels.

C.
Conflicts with Section 12(A) notwithstanding, Roomlinx agrees that Roomlinx will only Process Personal Information on the prior written instructions of Hyatt  (it being understood and agreed that Processing of a Hotel guests’ name and/or reservation number solely for use in providing Services to Hotels is authorized by Hyatt) and only to the extent reasonably necessary for performance of this Agreement, and, accordingly, practices in Roomlinx’s privacy policy that are not necessary for performance of this Agreement and otherwise outside the scope of prior, written instruction provided by Hyatt will not be practiced by Roomlinx.

13.	Additional Representations and Warranties. In addition to any other warranties, representations and covenants within this Agreement, the Parties make the following representations and warranties:

A.
Mutual.  Each Party represents and warrants to the other Party: (i) such Party’s execution, delivery and performance of this Agreement have been authorized by all necessary corporate action, do not violate in any material respect the terms of any law, regulation, or court order to which such Party is subject, do not violate or contravene the terms of any material agreement to which such Party is a party, and are not subject to the consent or approval of any third party, (ii) this Agreement is the valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to creditors’ rights generally, or general equitable principles, (iii) such Party is not subject to any pending or, to such Party’s knowledge, threatened litigation or governmental action which could interfere with such Party’s performance of its obligations hereunder, and (iv) such Party has secured or shall secure all material permits, licenses, regulatory approvals and registrations to perform its obligations hereunder.

B.	By Roomlinx. Roomlinx makes the following representations and warranties to Hyatt:

i.
that all Services provided by Roomlinx to the Hotels shall be completed in a good, professional, workmanlike manner, with the degree of skill and care that is required by current, good and sound professional procedures and practices and in accordance with any applicable industry standards as well as specifications and this Agreement, provided that, for clarity, except in the event of multiple Service Level Agreement failures across multiple Hotels, Hyatt agrees that this provision is not intended to and will not provide Hyatt or Hotel with an additional right and remedy for Service Level failures beyond those rights and remedies which are present in the Service Level Agreement;

ii.
that Roomlinx will take commercially reasonable efforts to install equipment in a way that helps protect equipment from guest abuse and that Roomlinx will take commercially reasonable efforts (including, without limitation, technical efforts) to prevent and identify user abuses of the terms and conditions applicable to System and Service usage, including, the use of the Internet.

iii.
that the Services and System, including any Roomlinx-originated advertising, and all equipment, hardware and software associated therewith, do not infringe, violate or misappropriate any third party patent, trademark, copyright, trade secret or intellectual property rights; provided, however, as to any third party Intellectual Property included in the Services and System, Roomlinx does not provide any representation or warranty itself, but only passes through any such third party’s representations and warranties, as applicable.

iv.
if, in connection with its performance under this Agreement, it shall receive, access, transmit, store or process data (“Cardholder Data”) relating to a payment card bearing the logo of a member of the Payment Card Industry (“PCI”) Security Standards Council or to the person to whom such payment card is issued, Roomlinx shall be responsible for maintaining the confidentiality and security of such Cardholder Data. Roomlinx warrants and represents that it will, at all times during the term hereof and thereafter, in accessing, transmitting, storing or processing Cardholder Data, comply with the standards and measures required under the then-current version of the PCI Data Security Standards (“PCI DSS”), including, without limitation, all associated audit and certification requirements, and with any other applicable requirements as may be promulgated from time to time by the PCI Security Standards Council, by any member thereof, or by any entity that functions as an acquirer with respect to a payment card bearing the logo of a PCI member. In addition, if Roomlinx, in connection with its performance under this Agreement, uses or provides (i) any payment applications that store, process or transmit Cardholder Data as part of authorization or settlement, or (ii) any personal identification number (PIN) entry terminals used for payment card transactions, Roomlinx will ensure that such payment applications or PIN entry terminals, as the case may be, comply with applicable PCI security standards and requirements, including the PIN Entry Device Security Requirements and the Payment Application Data Security Standard. Hyatt will be entitled to reasonably audit, up to two times per year, Roomlinx’s compliance with the warranties and representations contained in this paragraph (the “Data Security Warranties”).

v.
the Roomlinx software provided in the System and Services shall not deliver any viruses, Trojan horses, trap doors, back doors, Easter eggs, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate the contents of any databases and/or the normal operation of any computer systems (“Virus”) (the “Virus Warranty”).  To protect against the introduction of Viruses, Roomlinx shall allow commercially reasonably prudent procedures and use then-current commercially available Virus detection mechanisms to test that such software at the time of delivery is free (within the limitations of such commercially available virus detection mechanisms) of all Viruses.  Roomlinx agrees that, in the event any such Virus is found to have been introduced by it due to its failure to comply with the Virus detection standards set forth in this Section, then Vendor shall make the necessary modifications to such infected software required to cure such Virus and to remedy any damage or other deleterious effects caused by such Virus.  Roomlinx shall be responsible for providing reasonable security for its website users that is at least the industry standard.  Roomlinx shall take reasonable security precautions to prevent unauthorized access to the information or communications of any user of the website.

C.
EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

D.
By Hyatt.  Subject to Section 3(E), Hyatt represents and warrants to Roomlinx that if a Hotel is party to a Hotel Agreement and an iTV System is installed in such Hotel, Hotel will not put another TV system in any of its Rooms, except in the case of a pilot program for an alternate TV system that satisfies the following conditions: [***]

14.	Personnel.

A.
Background Checks for Roomlinx Personnel.  Roomlinx shall ensure that Roomlinx personnel are authorized to work in any country in which they are assigned to perform Services and are not otherwise disqualified from performing the Services under applicable law.  To the extent allowed by applicable law, Roomlinx shall conduct its standard background check on all Roomlinx personnel or approved subcontractors and shall review the results of the background check to verify that the Roomlinx personnel or approved subcontractors meets Roomlinx’s and Hyatt’s standards for employment.  Such background check shall be in the form generally used by Roomlinx and Hyatt in its initial hiring of employees or contracting for contractors or, as applicable, during the employment-screening process but must, at a minimum, detail the applicable arrest record, credit history and employment history, if available in the applicable jurisdiction and in accordance with Roomlinx’s and Hyatt’s standards for employment.  Hyatt shall have the right, at its sole option and discretion, to refuse access to any Hyatt or Hotel facility.

B.            Roomlinx Key Personnel.

i.
Designation.  Any key personnel for Roomlinx shall be designated in an applicable Statement of Work (“Key Personnel”).  The designated Roomlinx Key Personnel may be modified in writing from time-to-time in accordance with this Agreement and shall be deemed modified upon any replacement or substitution of a new person for any Roomlinx Key Personnel.  Prior to the assignment, hiring or designation of any person as a Roomlinx Key Personnel, Hyatt shall have the right to reasonably approve the selection of such person.  Roomlinx shall not hire, assign or designate any new person to fill the position or perform the duties provided by any Roomlinx Key Personnel without providing to Hyatt reasonable prior written notice of such new person and a reasonable opportunity to meet such new person prior to such new person filling the position or performing the applicable duties.  If Hyatt objects to the proposed assignment, the Parties shall attempt to resolve Hyatt’s concerns on a mutually agreeable basis.  If the Parties have not been able to resolve Hyatt’s concerns within five (5) business days of Hyatt communicating its concerns, Roomlinx shall not assign the individual to that position and shall propose to Hyatt the assignment of another individual of suitable ability and qualifications.  Roomlinx shall use commercially reasonable efforts so that all Roomlinx Key Personnel have at least one designated individual as his or her core knowledge backup.

ii.
Removal/Replacement.  All Roomlinx Key Personnel shall be assigned to perform the Services on such basis (e.g., full time assignment or otherwise) as needed to ensure that the Services contemplated hereunder are provided in an efficient and timely manner and in accordance with this Agreement. For two (2) years from the effective date of the applicable Statement of Work, Roomlinx shall not:  (A) undertake any action with respect to any Roomlinx Key Personnel that would result in the alteration or reduction of time expended by such Roomlinx Key Personnel in performance of Roomlinx’s duties under this Agreement; or (B) transfer, reassign or otherwise redeploy any Roomlinx Key Personnel from performance of Roomlinx’s duties under this Agreement, except in the case of a voluntary termination, disability, health-related incapacity or for cause.  Conflicts with the foregoing notwithstanding, nothing herein shall modify Roomlinx’ right to terminate any of its employees or contractors pursuant to applicable law.

iii.
Removal of Roomlinx Personnel by Hyatt.  Notwithstanding anything contained herein to the contrary, if Hyatt believes that the performance or conduct of any Roomlinx personnel or approved subcontractors retained by Roomlinx to perform Roomlinx’s obligations under this Agreement (including Roomlinx Key Personnel) is unsatisfactory for any reasonable and lawful reason or is not in compliance with the provisions of this Agreement (including actual or suspected violations of the terms and conditions of this Agreement or the Hyatt polices and procedures), Hyatt shall so notify Roomlinx in writing and Roomlinx shall, at Roomlinx’s cost, either:  (A) promptly address the performance or conduct of such Roomlinx Personnel; or (B) (i) if the performance or conduct is curable, as reasonably determined by Hyatt, and Roomlinx is unable to cure the performance or conduct of such Roomlinx Personnel within five (5) days after Hyatt’s notification, or (ii) if the performance or conduct is not curable, as reasonably determined by Hyatt, in either case, at Hyatt’s request, immediately replace such Roomlinx Personnel with another Roomlinx Personnel acceptable to Hyatt and with sufficient knowledge and expertise to perform the Services in accordance with this Agreement.

C.
Compliance with Hyatt Policies and Rules.  In performing the Services and while at any Hyatt facilities, Roomlinx and Roomlinx personnel and approved subcontractors shall:  (i) conduct themselves in a businesslike manner; (ii)comply with any provided standards, policies, practices, processes, procedures, controls and rules of Hyatt regarding confidentiality, security, record retention, safety and health and personal, professional and ethical conduct (including those contained in Hyatt personnel manuals and other written policies and procedures); and (iii) comply with all policies, rules and regulations applicable to the Hyatt facilities or the provision of the Services, and all additions and modifications to each of subsections (ii) and (iii) (collectively, “Hyatt Policies and Rules”).  Hyatt Policies and Rules, and additions or modifications thereto, shall be communicated in writing to Roomlinx or may be made available to Roomlinx or Roomlinx personnel and approved subcontractors by conspicuous posting at a Hyatt facility, electronic posting or other means generally used by Hyatt to disseminate such information to its employees or contractors.  Roomlinx shall be responsible for the promulgation and distribution of Hyatt Policies and Rules to Roomlinx Personnel to the extent necessary and appropriate.

15.	Disputes.

A.
Except as otherwise expressly provided in this Section and Agreement, the Parties agree that any dispute or controversy between the Parties arising under or in connection with this Agreement (“Dispute”) shall be settled exclusively in accordance with the procedures set forth in this Section.  The Parties agree that the procedures set forth in this Section shall not be applicable to disputes or controversies arising in connection with third-party claims against one or both of the Parties to this Agreement or to any claim, action, suit or proceeding seeking specific enforcement of the provisions of this Agreement.

B.	The Parties shall make commercially reasonable efforts to amicably resolve all Disputes by negotiation in good faith within thirty (30) calendar days following delivery of such request for resolution.

C.
If a Dispute cannot be resolved within the thirty (30) days set forth above, the Parties may seek all legal and equitable remedies available to them. This Agreement shall be governed by the laws of the State of New York and jurisdiction and venue for any Disputes shall be exclusively in the courts of New York City, New York. The Parties submit to such jurisdiction and agree that venue is convenient.

D.	The Parties shall continue to fulfill all payment obligations and Roomlinx shall continue to provide Services during a Dispute.

16.           Force Majeure.  Neither Party shall be liable for any delay or failure in performing its obligations hereunder that is due to circumstances beyond such Party’s reasonable control, including, but not limited to, acts of God or the public enemy, actions or decrees of governmental entities, civil unrest, acts of terrorism, riots, war, fire, floods, explosions, or strikes or other concerted acts of labor by subcontractors, vendors or materials suppliers other than those of Roomlinx (each, a “Force Majeure Event”), provided that such circumstances were not reasonably foreseeable by such Party and, by the exercise of reasonable commercial due diligence, could not have been prevented or mitigated by such Party.  Upon the occurrence of a Force Majeure Event, the affected Party shall give five (5) calendar days notice to the other Party of the nature of any such conditions and the extent of the anticipated delay resulting from such conditions, at which time performance of this Agreement, other than payment obligations, to the extent affected by the Force Majeure Event shall immediately be suspended without penalty to such affected Party.  The Party who has been affected shall take all commercially reasonable actions to resume performance hereunder as soon as such Force Majeure Event is removed or ceases. If a Party is unable to perform a material obligation hereunder due to a Force Majeure Event for more than fifteen (15) consecutive days, this Agreement may be terminated without penalty or damages; provided, however, that a Party shall remain liable for any fees incurred before Force Majeure Event, if applicable.

17.           Independent Contractor.   Neither Party (nor any employee, subcontractor or agent thereof) shall be deemed or otherwise considered a representative, agent, employee, partner or joint venturer of the other Party.  Further, neither Party (nor any employee, subcontractor or agent thereof) shall have the authority to enter into any agreement, nor to assume any liability, on behalf of the other Party, nor to bind or commit the other Party in any manner, except as expressly provided in this Agreement.  Roomlinx is an independent contractor and all persons employed to furnish Services hereunder are employees or contractors of Roomlinx and not of Hyatt.

18.	Notices.

A.
All notices or other communications to be given or that may be given by either Party to the other shall be deemed to have been duly given when made in writing and delivered in person, delivered by a nationally recognized overnight courier service or when sent by United States mail, postage prepaid, certified, return receipt requested, or sent via facsimile with confirmation of receipt with copy to follow United States mail as required above, in each case addressed as follows:

If to Roomlinx, to:

Roomlinx, Inc.
2150 W. 6th Avenue, Suite H
Broomfield, CO 80020
Attention:  CEO
Facsimile: 303-544-1110

If to Hyatt, to:

Attention: General Counsel
Hyatt Corporation
71 S. Wacker Drive
Chicago, Illinois 60606

B.
Any such notice or communication shall be deemed given as follows: (i) if personally delivered or delivered by a nationally recognized overnight courier service, on the date so delivered; or (ii) if mailed by registered or certified mail, five (5) calendar days after the date so mailed or on the date the return receipt is signed, whichever is earlier.  The address to which notices or communications may be given to either Party may be changed by written notice given by one Party to the other pursuant to this Section.

19.           Binding. This Agreement shall inure to and bind the successors, assigns and representatives of the Parties, providing, however, this Agreement may not be assigned by Roomlinx without the prior written consent of Hyatt.

20.           EEOC Compliance. As subcontractor to Hyatt, Roomlinx acknowledges its responsibilities under applicable provisions of Executive Order 11246 and the implementing regulations of the Department of Labor as well as related executive orders, all as set forth in Exhibit F, which is attached hereto and made a part hereof as if fully incorporated herein.

21.           Entire Agreement.   This Agreement (with all Exhibits) contains the entire agreement between the Parties hereto, and supersedes any prior agreement promises and understandings between concerning the subject matter hereto; provided, however, no executed Hotel Agreement shall modify or otherwise be incorporated or affect this Agreement.  No representations, inducements, promises or agreements, oral or other, between the Parties not embodied herein, shall be of any force or effect.

22.           Amendment of Agreement.  This Agreement may be amended, modified or waived only by a written instrument signed by the Parties hereto.

23.	Construction.

i.
Captions, titles and headings to articles and sections of this Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this Agreement.  Any reference herein to a particular Section number (e.g., “Section 2”), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.).

ii.	The terms “this Agreement”, “herein”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof.

iii.	The terms “this Agreement”, “herein”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof.

iv.	Unless otherwise specified, “days” means calendar days and the word “dollar” and the symbol “$” refer to United States Dollars.

v.	Any use of the term “including” in this Agreement shall be construed as if followed by the phrase “without limitation” or “but not limited to”.

vi.
References to any law, legislative act, rule or regulation mean references to such law, legislative act, rule or regulation in changed or supplemented form or to a newly adopted law, legislative act, rule or regulation replacing a previous law, legislative act, rule or regulation.

24.            Exhibits.  If there are any terms and conditions contained in any exhibit attached hereto which are inconsistent with or additional to the terms and conditions contained in this Agreement, the terms and conditions of this Agreement shall prevail over any inconsistent terms.

25.           Headings.   The headings used in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement nor the intent of any provision thereof.

26.           Survival.  The terms, conditions and warranties contained in this Agreement or any purchase order that by their sense and context are intended to survive the termination or expiration of this Agreement shall so survive, including the provisions of Sections 8-14, 15, 18, 19 and 21-29.

27.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

28.           Press Release. Promptly following the date hereof, the Parties shall release a mutually agreeable joint press release summarizing this Agreement.  Except as provided in the prior sentence or as required by law, stock exchange or Securities and Exchange Commission rule, the Parties shall maintain in confidence the terms and conditions set forth herein.

29.           Assignment. This Agreement or any interest herein, or the rights and obligations hereunder, may not be delegated, transferred, or assigned, in whole or in part, by either Party, without the prior written consent of the Party, except as follows:

A.           with respect to Hyatt, (i) which Hyatt shall have the right to delegate, transfer or assign this Agreement to an Affiliate that is a Hyatt-branded Affiliate who has comparable financial credibility and who expressly assumes this Agreement or (ii) pursuant to a merger, acquisition, reincorporation, reorganization or change of control or ownership or the sale of all or substantially all of its assets, and the assignee or successor expressly assumes this Agreement; or

B.           with respect to Roomlinx, subject at all times to the requirements of Section 9(F), pursuant to a merger, acquisition, reincorporation, reorganization or change of control or ownership or the sale of all or substantially all of its assets, and the assignee or successor expressly assumes this Agreement.

[Signatures on next page]

IN WITNESS WHEREOF, the Parties hereto have executed this Master Services & Equipment Purchase Agreement as of the Effective Date.

Hyatt Corporation	Roomlinx, Inc.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A-1
DESCRIPTION OF SERVICES – HSIA

1.            General.  If a Hotel places an order for the following in its sole discretion and Roomlinx desires to accept an order for the following in its sole discretion, then Roomlinx will provide the HSIA System and HSIA Services in accordance with the terms and conditions of this Exhibit A-1 for the amount paid to Roomlinx as set forth in this Exhibit A-1 and the SOW.

2.             Definitions.  The following capitalized terms in this Exhibit A-1 shall have the meaning set forth in this Section 2 or otherwise set forth in the Agreement:

“Additional Device Fee” means the fee charged to guest with Premium Internet for each additional personal device (up to three additional (3) personal devices).

“Room” means all guest rooms at the Hotel, except for Unavailable Rooms.

                “Back of House” means all areas of the Hotel except: (i) Rooms and (ii) other public areas of the Hotel accessible by Hotel guests.

“Coverage Area” shall refer to all Rooms in the Hotel and certain other mutually agreed areas in the SOW, such as public areas, meeting rooms, or Back of House.

“Standard Internet” means HSIA Services for the number of personal devices defined by the Hotel’s brand standard at a lower bandwidth speed than provided with Premium Internet.

“Premium Internet” means HSIA Services for up to three (3) guest personal devices with upgraded bandwidth for such personal devices.

“Standard Internet Fee” means the fee for HSIA for certain time periods (as set by Hotel) for the number of guest personal devices (i.e., laptop computer) defined by the Hotel’s brand standard.

“Premium Internet Fee” means the Standard Internet Fee plus an additional fee.

“Unavailable Rooms” means at least [***] Rooms that are not available to be booked by the Hotel due to construction, renovation or otherwise unavailable for booking for at least three (3) months or more, and which Hotel has provided Roomlinx at least sixty (60) days advance written notice of such unavailability.  Furthermore, Rooms shall be treated fungibly for this definition, such that, for example, if 100 Rooms are not available for such minimum three (3) month period but the Rooms are different Rooms, then there shall be deemed 100 Unavailable Rooms.

3.             HSIA Services.

(a)           Roomlinx will provide HSIA Services to all of the Coverage Area.  As part of the HSIA Systems and Services, Roomlinx will provide the equipment listed in the applicable Statement of Work to a Hotel Agreement (“HSIA Equipment”).

(b)           In addition, Roomlinx shall provide the following HSIA Services, as may be further defined in the applicable Statement of Work to a Hotel Agreement:

[***]

(c)           Roomlinx will provide training services with respect to the HSIA Services as further set forth in an applicable Statement of Work, at no additional cost to Hyatt or Hotel.

(d)           Roomlinx represents and warrants to Hyatt and Hotel that no further HSIA Equipment will be required to enable the HSIA Services, except as set forth in this Agreement and any applicable Statement of Work.

4.           Hotel Obligations.  With respect to the HSIA Services, the applicable Hotel:

(a)           shall provide Roomlinx with reasonable access to the job site at all times through key assignment or Hyatt or Hotel representatives, which shall be determined in Hotel’s sole discretion;

(b)           access to Roomlinx equipment, server/mechanical/communications closet(s) will be available as needed in accordance with the project plan;

(c)           will be able to get into the guest rooms and meeting space as needed for installation and testing in accordance with the project plan;

(d)           will utilize existing electrical circuits in MDF/IDF/wiring closets;

(e)           will ensure all existing cabling will be terminated, tested, and labeled in accordance with industry standards, including labeled on the patch panels in MDF and required IDFs;

(f)           shall ensure proper power at and throughout the Hotel to enable Roomlinx to fulfill all of its obligations;

(g)           shall keep all Roomlinx equipment and materials stored and secure at the Hotel as needed;

(h)           shall patch and paint any walls or ceilings and provide any required sealing, all per applicable codes, due to penetrations as a result of any necessary install work;

(i)           shall supply or install permanent access panels at access point locations as identified by Roomlinx; and

(j)           shall supply and maintain full quality internet to the HSIA firewall and ensure full access and use by Roomlinx.

5.             HSIA Fees to Hotel Guests.

5.1           [***]

6.             HSIA Fees Payable to Roomlinx.

[***]

7.            Other Net Revenues

[***]

8.             Reconciliation.  [***]

9.             Exceptions to Other Net Revenues.   [***]

EXHIBIT A-2
DESCRIPTION OF SERVICES – MEETING ROOM INTERNET SERVICES AND
CONFERENCE MANAGEMENT SERVICES

1.        General.  If a Hotel places an order for the following in its sole discretion and Roomlinx desires to accept an order for the following in its sole discretion, then Roomlinx shall provide: (i) certain meeting room internet services including the design, implementation, maintenance and support services together with all equipment and associated services in accordance with the terms and conditions of this Exhibit A-2 (collectively, the “Meeting Room Internet Services”); or (ii) conference management services as defined in Section 5 below (collectively, the “Conference Management Services”) for the amount paid to Roomlinx as set forth in this Exhibit A-2 and SOW. To the extent Roomlinx accepts an order as set forth above, then Meeting Room Internet Services and Conference Management Services shall be considered part of the defined term Services in the Agreement.

2.         Meeting Room Internet Services Description.

(a)       The Meeting Room Internet Services provided by Roomlinx are set forth in the table below under the column labeled “Products”.  Each Hotel shall have the right to select the Products on an event-by-event basis.

(b)       [***]

(c)       As part of the Meeting Room Internet Services, Roomlinx will provide equipment listed in the applicable Statement to Work to the Hotel Agreement.

(d)       Roomlinx will provide training services with respect to the Meeting Room Internet Services as further set forth in an applicable Statement of Work, at no additional cost to Hyatt or Hotel.

(e)       To the extent Hotel has procured and is paying for HSIA System and Services from Roomlinx, then the fees paid by Hotel to Roomlinx under Exhibit A-1, Section 6.1, then Roomlinx shall provide the comparable technical support as it provides for HSIA Services in connection with the Services under this Exhibit A-2.

3.         Meeting Room Internet Services Fees.  [***]

4.         [***]

5.        Conference Management Services.  [***]

EXHIBIT A-3
DESCRIPTION OF SERVICES – LITE ITV SYSTEM AND SERVICES OPTION

1.            General.  If a Hotel desires to place an order for the following in its sole discretion, Roomlinx shall provide certain iTV System and Services to the Hotel including the design, implementation, maintenance and support services together with all equipment and associated services in accordance with the terms and conditions of this Exhibit A-3 for the amount paid to Roomlinx as set forth in this Exhibit A-3 and SOW.

2.             Definitions.  The following capitalized terms in this Exhibit A-3 shall have the meaning set forth in this Section 2 or otherwise set forth in the Agreement:

“Pay-Per-View Movies” means any Pay-Per-View Adult Movie and Pay-Per-View Hollywood Movie purchased on a per movie basis.

“Pay-Per-View Adult Movie” means any Adult movie purchased on a per movie basis.

“Pay-Per-View Hollywood Movie” means any Hollywood movie purchased on a per movie basis.

3.             Lite TV Services Option.

(a)           The services provided by Roomlinx in accordance with this Exhibit A-3 and Attachment 1 (“Lite Option”).  As part of the Lite Option, Roomlinx will provide the equipment listed in the applicable Statement to Work to the Hotel Agreement.

(b)           With respect to Pay-Per-View Movies, Roomlinx will provide [***] or more Pay-Per-View Adult Movies and [***] or more Pay-Per-View Hollywood Movies, unless prohibited by law or local governmental authorities.

(c)           Roomlinx will provide training services with respect to the Lite Option as further set forth in an applicable Statement of Work, at no additional cost to Hyatt or Hotel.

[***]

4.             Lite Option Fees to Hotel Guests.  [***]

5.             Lite Option Revenue Share.  [***]

Roomlinx shall invoice Hotel for all amounts due to Roomlinx pursuant to the prior sentence.

6.             Additional Services.  [***]

7.             Hotel Obligations.  With respect to the Services herein, as applicable, the applicable Hotel:

(a)           shall provide Roomlinx with reasonable access to the job site at all times through key assignment or Hyatt or Hotel representatives, which shall be determined in Hyatt or Hotel’s sole discretion;

(b)           access to Roomlinx equipment, server/mechanical/communications closet(s) will be available as needed in accordance with the project plan;

(c)           will be able to get into the guest rooms and meeting space as needed for installation and testing in accordance with the project plan;

(d)           will utilize existing electrical circuits in MDF/IDF/wiring closets;

(e)           will ensure all existing cabling will be terminated, tested and labeled in accordance with industry standards, including labeled on the patch panels in MDF and required IDFs,

(f)            shall ensure proper power at and throughout the Hotel to enable Roomlinx to fulfill all of its obligations;

(g)           shall keep all Roomlinx equipment and materials stored and secured at the Hotel as needed;

(h)           shall patch and paint any walls or ceilings and provide any required sealing, all per applicable codes, due to penetrations as a result of any necessary install work; and

(i)            shall supply and maintain full quality internet to the Hotel’s free-to-guest head-end and ensure full access and use by Roomlinx.

8.             Upgrade to Mid or Full Option.  [***]

9.             Replacement Parts.  [***]

10.           Other Net Revenues

[***]

11.          Reconciliation.  [***]

12.           Exceptions to Other Net Revenues.   [***]

13.          Certain Equipment.  [***]

EXHIBIT A-4
DESCRIPTION OF SERVICES – MID ITV SYSTEM AND SERVICES OPTION

1.            General. Provided Roomlinx is providing HSIA System and Services to Hotel and Hotel elects to place an order for the following in its sole discretion, Roomlinx shall provide certain iTV System and Services to the Hotel including the design, implementation, maintenance and support services together with all equipment and associated services in accordance with the terms and conditions of this Exhibit A-4 for the amount paid to Roomlinx as set forth in this Exhibit A-4 and SOW.

2.             Definitions.  The following capitalized terms in this Exhibit A-4 shall have the meaning set forth in this Section 2 or otherwise set forth in the Agreement:

“Bucket” means the allocation of Guest Usage Fees (as defined below) to be shared by Hotel and Roomlinx as set forth in this Exhibit A-4.

“SmartTV” means internet access via a web browser plus document editing and printing capabilities on the television.

“Bundled SmartTV” includes all features of both the SmartTV and Premium Internet Services, combined for purchase by a guest for a single fee.

“Bundled SmartTV Fee” means the fee for Bundled SmartTV for a defined period of time.

“Bundled SmartTV Upcharge” means the difference between the Bundled SmartTV Fee and the Standard Internet Fee.  The Bundled SmartTV Upcharge shall be a minimum of [***].

“Room” means all guest rooms at the Hotel, except for Unavailable Rooms.

“Unavailable Rooms” means at least [***] Rooms that are not available to be booked by the Hotel due to construction, renovation or otherwise unavailable for booking for at least three (3) months of more, and which Hotel has provided Roomlinx at least sixty (60) days advance written notice of such unavailability.  Furthermore, Rooms shall be treated fungibly for this definition, such that, for example, if 100 Rooms are not available for such minimum three (3) month period but the Rooms are different Rooms, then there shall be deemed 100 Unavailable Rooms.

“Upgrade to Bundled SmartTV” means an upgrade from Standard Internet to Bundled SmartTV.

3.            Mid TV Services Option.  The services provided by Roomlinx in accordance with this Exhibit A-4 and Attachment 1 (“Mid Option”).   As part of the Mid Option, Roomlinx will provide the equipment listed in the applicable Statement to Work to the Hotel Agreement.  Roomlinx will provide training services with respect to the Mid Option as further set forth in an applicable Statement of Work, at no additional cost to Hyatt or Hotel.

4.             [***]

4.5           Changes[***]

5.             [***]

6.             Upgrade to Full Option [***]

7.             Additional Services.  Roomlinx shall provide, at no additional cost, the following:

[***]

8.             Other Net Revenues [***]

9.             Reconciliation [***]

10.           Exceptions to Other Net Revenues.   [***]

11.           Advertising. [***]

12.          Hotel Obligations.  With respect to the Services herein, as applicable, the applicable Hotel:

(a)           shall provide Roomlinx with reasonable access to the job site at all times through key assignment or Hyatt or Hotel representatives, which shall be determined in Hotel’s sole discretion;

(b)           access to Roomlinx equipment, server/mechanical/communications closet(s) will be available as needed in accordance with the project plan;

(c)           will be able to get into the guest rooms and meeting space as needed for installation and testing in accordance with the project plan;

(d)           will utilize existing electrical circuits in MDF/IDF/wiring closets;

(e)           will ensure all existing cabling will be terminated, tested and labeled in accordance with industry standards, including labeled on the patch panels in MDF and required IDFs,

(f)           shall ensure proper power at and throughout the Hotel to enable Roomlinx to fulfill all of its obligations;

(g)           shall keep all Roomlinx equipment and materials stored and secure at the Hotel as needed; and

(h)           shall patch and paint any walls or ceilings and provide any required sealing, all per applicable codes, due to penetrations as a result of any necessary install work; and

(i)            shall supply and maintain full quality internet to the firewall and ensure full access and use by Roomlinx.

13.           Replacement Parts.  [***]

14.          Certain Equipment.  [***]

EXHIBIT A-5
DESCRIPTION OF SERVICES – FULL ITV SYSTEM AND SERVICES OPTION

1.            General.  If a Hotel desires to place an order for the following in its sole discretion, Roomlinx shall provide certain iTV System and Services to the Hotel including the design, implementation, maintenance and support services together with all equipment and associated services in accordance with the terms and conditions of this Exhibit A-5 for the amount paid to Roomlinx as set forth in this Exhibit A-5 and SOW.

2.             Definitions.  The following capitalized terms in this Exhibit A-5 shall have the meaning set forth in this Section 2 or otherwise set forth in the Agreement:

“Bucket” means the allocation of Guest Usage Fees to be shared by Hotel and Roomlinx as set forth in this Exhibit A-5.

“Pay-Per-View Adult Movie” means any Adult movie purchased on a per movie basis.

“Pay-Per-View Hollywood Movie” means any Hollywood movie purchased on a per movie basis.

“Room” means all guest rooms at the Hotel, except for Unavailable Rooms.

“Unavailable Rooms” means at least [***] Rooms that are not available to be booked by the Hotel due to construction, renovation or otherwise unavailable for booking for at least three (3) months or more, and which Hotel has provided Roomlinx at least sixty (60) days advance written notice of such unavailability.  Furthermore, Rooms shall be treated fungibly for this definition, such that, for example, if 100 Rooms are not available for such minimum three (3) month period but the Rooms are different Rooms, then there shall be deemed 100 Unavailable Rooms.

“Unlimited Adult Package” means up to twenty-four (24) hours of access to adult movies.

“Unlimited Movie Package” means up to twenty-four (24) hours of access to the designated library of Hollywood movies (non-Pay Per View Movies) and other specialty content.  This package is only available if guest has not purchased Bundled SmartTV.

“SmartTV” means internet access via a web browser plus document editing and printing capabilities on the television.

“SmartTV with Movies” includes all features of SmartTV and the Unlimited Movie Package combined for purchase by a guest for a single fee.

“Bundled SmartTV” includes all features of both the SmartTV and Premium Internet services, combined for purchase by a guest for a single fee.

“Bundled SmartTV with Movies” includes all features of SmartTV, Premium Internet services, and Unlimited Movie Package combined for purchase by a guest for a single fee.

“Upgrade to Bundled SmartTV” means an upgrade from Standard Internet to Bundled SmartTV.

“Upgrade to Bundled SmartTV with Movies” means an upgrade to the Bundled SmartTV with Movies package if a guest has purchased Standard Internet or Bundled SmartTV.

“SmartTV Fee” means the fee for SmartTV features on the television for a defined period of time.

“Bundled SmartTV Fee” means the fee for Bundled SmartTV for a defined period of time.

“Bundled SmartTV Upcharge” means the difference between the Bundled SmartTV Fee and the Standard Internet Fee.  The Bundled SmartTV Upcharge shall be a minimum of [***].

“Bundled SmartTV with Movies Upcharge” means a minimum of [***] if upgrading from Bundled SmartTV or SmartTV and means a minimum of [***] if upgrading from Standard Internet.

[***]

3.            Full TV Services Option.  The services provided by Roomlinx in accordance with this Exhibit A-5 and Attachment 1 (“Full Option”).  As part of the Full Option, Roomlinx will provide the equipment listed in the applicable Statement to Work to the Hotel Agreement.  Roomlinx will provide training services with respect to the Full Option as further set forth in an applicable Statement of Work, at no additional cost to Hyatt or Hotel.

[***]

4.             Full Option Fees to Hotel Guests.  [***]

4.1           The following services will be available within the Full Option television system whether or not Roomlinx provides HSIA services defined in Exhibit A-1:

[***]

4.2           The following services will be available only if Roomlinx also provides HSIA services defined in Exhibit A-1:

[***]

4.3           The following services will be available only if Roomlinx does not provide HSIA Services defined in Exhibit A-1:

[***]

4.4           [***]

4.5           Notice. [***]

5.             Full Option Fixed Fee or Revenue Share.

[***]

6.             Additional Services.  Roomlinx shall provide, at no additional cost, the following:

[***]

7.             Other Net Revenues.  [***]

8.             Reconciliation.  [***]

9.             Exceptions to Other Net Revenues. [***]

10.           Advertising.  Subject to Hyatt’s and Hotel’s rights under Sections 7, 8 and 9, Roomlinx shall sell advertising space on the iTV System as follows:

[***]

11.           Hotel Obligations.  With respect to the Services herein the applicable Hotel:

(a)           shall provide Roomlinx with reasonable access to the job site at all times through key assignment or Hyatt or Hotel representatives, which shall be determined in Hotel’s sole discretion;

(b)           access to Roomlinx equipment, server/mechanical/communications closet(s) will be available as needed in accordance with the project plan;

(c)           will be able to get into the guest rooms and meeting space as needed for installation and testing in accordance with the project plan;

(d)           will utilize existing electrical circuits in MDF/IDF/wiring closets;

(e)           will ensure all existing cabling will be terminated, tested and labeled in accordance with industry standards, including labeled on the patch panels in MDF and required IDFs,

(f)           shall ensure proper power at and throughout the Hotel to enable Roomlinx to fulfill all of its obligations;

(g)           shall keep all Roomlinx equipment and materials stored and secure at the Hotel as needed;

(h)           shall patch and paint any walls or ceilings and provide any required sealing, all per applicable codes, due to penetrations as a result of any necessary install work; and

(i)           shall supply and maintain full quality internet to the firewall and ensure full access and use by Roomlinx.

12.           Replacement Parts.  [***]

13.           Certain Equipment.

[***]

EXHIBIT A-6
FREE-TO-GUEST SERVICES

1.             General.  Provided Hotel elects to place an order for the following in its sole discretion, Roomlinx shall provide certain free-to-guest television services including the design, implementation, maintenance and support services together with all equipment and associated services in accordance with the terms and conditions of this Exhibit A-6 (collectively, the “FTG Services”) for the amount paid to Roomlinx as set forth in this Exhibit A-6 and SOW.

2.             FTG Services Description.

[***]

3.             Hotel Obligations for FTG Services.

Hotel shall:

(a)           provide Roomlinx with reasonable access to the job site at all times through key assignment or Hyatt or Hotel representatives, which shall be determined in Hyatt or Hotel’s sole discretion;

(b)           provide access to equipment, server, mechanical or communication closet(s) in accordance with the project plan;

(c)           provide access to guest Rooms in accordance with the project plan as needed for installation and testing;

(d)           provide temperature control to the Room;

(e)           provide adequate rack space for FTG head-end as mutually agreed upon by the Parties;

(f)	install required COAX face plates;

 (h)          ensure all existing cabling will be terminated, tested and labeled in accordance with industry standards, including labeled on the patch panels in MDF and required IDFs,

(i)            ensure proper power at and throughout the Hotel to enable Roomlinx to fulfill all of its obligations;

(j)            keep all Roomlinx equipment and materials stored and secure at the Hotel as needed;

(k)           patch and paint any walls or ceilings and provide any required sealing, all per applicable codes, due to penetrations as a result of any necessary install work; and

(l)            supply and maintain full quality internet to the head-end and ensure full access and use by Roomlinx.

4.	Roomlinx obligations for FTG Services. Roomlinx shall:

[***]

5.             FTG Fees.  [***] For purposes hereof, the following definitions shall apply:

“Room” means all guest rooms at the Hotel, except for Unavailable Rooms.

“Unavailable Rooms” means at least [***] Rooms that are not available to be booked by the Hotel due to construction, renovation or otherwise unavailable for booking for at least three (3) months or more, and which Hotel has provided Roomlinx at least sixty (60) days advance written notice of such unavailability.  Furthermore, Rooms shall be treated fungibly for this definition, such that, for example, if 100 Rooms are not available for such minimum three (3) month period but the Rooms are different Rooms, then there shall be deemed 100 Unavailable Rooms.

6.            Other Net Revenues.  [***]

7.             Reconciliation.  [***]

8.             Exceptions to Other Net Revenues.   [***]

ATTACHMENT 1

[***]

ATTACHMENT 2

[***]

Hotel authorized filtered channels are identified in the version of this Exhibit A attached to the SOW for such Hotel.

EXHIBIT B

Owned Hotels to execute a HSA within eighteen (18) months of the Effective Date, subject to all terms of the Agreement, including, without limitation, Section 3D(vii).

[***]

EXHIBIT C

HOTEL SERVICES & EQUIPMENT PURCHASE AGREEMENT

This HOTEL SERVICES & EQUIPMENT PURCHASE AGREEMENT (the “HSA”; together with all Exhibits and other attachments, the “Hotel Agreement” or “HSA”) is made as of _______________ (“Effective Date”) by and between ____________________ with a place of business at ____________________(hereinafter “Hotel”) and Roomlinx, Inc., a Nevada corporation, with a principal place of business at 2150 W. 6th Avenue Broomfield, Colorado 80020 (hereinafter “Roomlinx”).  Hotel or Roomlinx shall mean “Party,” and Hotel and Roomlinx collectively shall mean “Parties.”

WITNESSETH:

WHEREAS, Hyatt Corporation, with its principal place of business at 71 S. Wacker Drive, Chicago, IL 60606 (“Hyatt”) and Roomlinx entered into that certain Master Services & Equipment Purchase Agreement (the “Agreement”) dated as of March 12th, 2012;

WHEREAS, Roomlinx provides high speed internet access including the equipment, network design, implementation, maintenance and support services as further described in the Statement of Work (as defined below) attached hereto (referred to herein as the “HSIA System” and, with respect to the services provided by Roomlinx with respect to the HSIA System, the “HSIA Services”);

WHEREAS, Roomlinx provides content-provider services including access to movies, music, video games, interactive services, business applications and communication tools, and other types of programming, media and certain other content as further described in the Statement of Work attached hereto (the “Content”);

WHEREAS, Roomlinx owns a proprietary interactive information and entertainment system to deliver Content which is comprised of a remote control, a media console such as a set-top box or related device, wireless keyboard, graphical user interface, database, all other equipment and user software to operate on a high-speed local area network and installs, maintains and supports such system as further described in the Statement of Work attached hereto (referred to herein as the “iTV System” and, with respect to the services provided by Roomlinx with respect to the iTV System, the “iTV Services”);

WHEREAS, Roomlinx provides satellite or cable Free To Guest in-room programming (“FTG”) together with the required equipment and installation services as further described in the Statement of Work attached hereto (the referred to herein as the “FTG System” and, with respect to the services provided by Roomlinx with respect to the FTG System, the “FTG Services”);

WHEREAS, Hotel (as defined above) may desire to procure, and Roomlinx is willing to provide, the HSIA System, Content, iTV System and FTG System, as more particularly set forth herein (collectively, the HSIA System, Content, iTV System and FTG System shall be referred to herein as the “System”);

WHEREAS, Hotel may desire to procure, and Roomlinx is willing to provide, the HSIA Services, iTV Services and FTG Services, as more particularly set forth herein (collectively, the HSIA Services, iTV Services and FTG Services shall be referred to herein as the “Services”); and

NOW, THEREFORE, for and in consideration of the agreements of the Parties set forth below and intending to be legally bound, the Parties hereby mutually agree as follows:

1.             Term of this HSA.   This HSA shall be for a term commencing on the Effective Date and, unless earlier terminated as set forth herein, shall remain in effect through _________[date to be completed per terms of the Agreement] (“Initial Term”).  Hotel shall have the right to extend the Initial Term of this HSA on a month-to-month basis for a period up to eighteen (18) months after the expiration or termination of such Initial Term (provided that the Initial Term was not terminated by Roomlinx due to Hotel’s uncured, material breach of the Agreement) upon written notice to Roomlinx sent at least sixty (60) days prior to the expiration of the Initial Term (“Renewal Term”).  Further, upon completion of a Renewal Term, Hotel shall further have the right to extend this HSA on a month-to-month basis (the “Second Renewal Term”), provided that Roomlinx may terminate this HSA during the Second Renewal Term upon ninety (90) days prior written notice to Hotel (for clarity, with no termination effective until after the ninetieth (90th) day of the Second Renewal Term), collectively  the Initial Term, Renewal Term and Second Renewal Term shall be referred to herein as the “Term”). Conflicts with the foregoing notwithstanding, to the extent that Hotel is no longer a Hotel (as that term is defined in the Agreement) during the Term, then Hotel shall have the right to terminate this Hotel Agreement immediately upon prior written notice to Roomlinx, without any additional compensation to Roomlinx or liability for Hotel and subject to Roomlinx’s transition obligations as set forth in Section 9(H) and provided the Hotel, if it received financing from Roomlinx, fully pays off such financing concurrent with the termination or an alternate arrangement agreed with Roomlinx.

2.             Agreement Structure; Scope of Service.

A.
The Parties may enter into one (1) or more statement(s) of work that describe the Services to be provided by Roomlinx to Hotel (each a “Statement of Work” or collectively, “Statements of Works”).  Each Statement of Work:  (i) shall be numbered sequentially and named according to a naming convention mutually agreed to by the Parties thereto; (ii) must be signed by authorized representatives of both Parties thereto; and (iii) must state that it is entered into pursuant to and in accordance with this HSA. Each Statement of Work will have a project plan which shall include, at a minimum, the following:  (A) scope of work; (B) specifications for the deliverables; (C) the responsibilities of each party; (D) the required resources; (E) timeframes for completion of the work; and (F) milestones and dependencies and the actions to remedy for failure to meet milestones.  Once the Statement of Work has been mutually agreed to and signed by the Parties, Roomlinx shall perform the Services set forth in the Statement of Work in accordance with such Statement of Work.

B.
“Affiliate” means with respect to a given entity, an entity that is controlled by, under common control with or controls such entity, where “control” means an entity’s (i) ownership, directly or indirectly, of equity securities entitled it to exercise in the aggregate at least 50% of the voting power of another entity or (ii) possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of or with respect to another entity, whether through the ownership of securities, by contract or otherwise.

C.	Hotel acknowledges that it has read and agrees to the following provision from the Agreement:

[***]

D.
Hotel further acknowledges and agrees to be bound by future amendments and modifications made by Hyatt to the Agreement to the extent such amendments or modifications impact the delivery of Systems or Services to the Hotel.

3.	Scope of Service; Commitments; Change Control Procedures.

A.
The Services and Systems provided by Roomlinx under this Hotel Agreement may include an iTV System which is defined as one of the following: (i) Interactive TV (“InteractiveTV” or “Full Option”); (ii) SmartTV (“SmartTV” or “Mid Option”); or (iii) Video on Demand (“Lite Option”) and related maintenance and support of Roomlinx as agreed upon by Hotel and Roomlinx.

B.	The Services and Systems provided by Roomlinx under this Hotel Agreement may include additional offerings of Roomlinx as agreed upon by the Hotel.

C.	Roomlinx Obligations.

i.          Roomlinx shall provide, at its expense, a full time employee to act as a point of contact or liaison with Hotel (each, a “Business Manager”) and may change its respective Business Managers at any time, upon written notice to Hotel.  The Business Manager shall be considered a Key Personnel.

ii. Roomlinx shall participate in a review no less than once per calendar quarter conducted by the Hotel Business Manager at a mutually agreed upon time and location.

iii.        [***] During the initial installation, for matters and circumstances within Roomlinx or its subcontractor’s or agent’s control, Roomlinx shall ensure that no Room is without TV service for more than [***] hours, unless mutually agreed to otherwise in the Statement of Work.

iv.        Roomlinx shall provide Hotel with notice of any subcontractors it uses to perform Services or Systems.  Roomlinx hereby agrees that this HSA is between Hotel and Roomlinx, and Roomlinx remains responsible for the acts and omissions of its agents, including subcontractors as though it were Roomlinx performing.

D.
Hotel shall have the right to request a change with respect to the Services (“Change”).  To the extent Hotel requests a Change, Roomlinx shall provide to Hotel a written analysis of the Change (“Change Analysis”) describing any changes in products, services, assignment of personnel and other resources that Roomlinx believes would be required and additional fees and costs that would be charged by Roomlinx therefor per the applicable Exhibits.  Any Change shall be documented by the Parties in writing (a “Change Order”), which Change Order may include all applicable elements of the applicable Change Analysis.  Neither Party shall have any obligation with respect to a Change unless and until a Change Order has been executed by authorized representative of each Party in accordance with the procedures set forth in this Section (“Change Control Procedures”).

E.
Roomlinx shall test all Systems and Services prior to installation of any such Systems and Services at Hotel pursuant to mutually agreed test and acceptance guidelines (“T&A Standards”).  Roomlinx shall provide such written evidence as set forth in the T&A Standards.  Hotel shall have the right to review and accept or reject the installation of all Systems and Services pursuant to the quality assurance (“QA”) standards agreed to by the Parties within ninety (90) days after the Effective Date and, if no QA standards are agreed to, then generally accepted industry standards for systems and services of a similar nature to the nature of the Systems and Services contemplated herein shall apply (“Acceptance Standard”).  If Hotel or Hotel rejects any of the Systems or Services due to failure to achieve the Acceptance Standard, Roomlinx shall, at its own cost, promptly re-perform the Services and provide fixes to the Systems.  Hotel shall then have the right to review and accept or reject such Systems and Services in accordance with this Section.  No Systems and Services shall be accepted until such Systems and Services have attained the Acceptance Standard, as Hotel or the Hotel shall certify in accordance with this Section (“Acceptance”). If Hotel is offering Services or Systems prior to Acceptance, the Hotel’s payment obligation shall begin at the time of use, not Acceptance.

F.
Title to the equipment referenced in Attachment 5 to Appendix A of the attached Statement of Work #1 (including, without limitation, any firmware or similar installed thereon) and all other rights to such equipment (including, without limitation, warranties) shall pass to Hotel upon payment of the fee specifically set forth in the SOW for purchase of such equipment and the risk of loss of for such equipment shall pass to Hotel upon Acceptance of equipment installation at the Hotel.

4.	Fees; Payments; Financing; Taxes.

A.
All fees and charges (collectively, “Systems and Services Fees”) payable by Hotel for the Systems and Services are set forth in the Exhibits to this Hotel Agreement.  If Roomlinx is to provide Preliminary Services (e.g. site survey and as further defined in the applicable Statement of Work) to Hotel, Hotel shall place a purchase order for [***] with Roomlinx before Roomlinx shall be required to perform such Preliminary Services.

B.	All undisputed amounts due under this Hotel Agreement shall be paid in U.S. currency within forty-five (45) days following Hotel (or the applicable Hotels) receipt of a proper, undisputed invoice.

C.
Hotel shall be responsible for all taxes applicable to the Services provided by Roomlinx under this HSA to the extent that such taxes are included in the invoice for the Services to which such taxes apply, except that Hotel is not responsible for taxes attributable to the income, gross receipts or net worth of Roomlinx. Hotel shall collect and pay sales tax due in respect of Hotel’s guests’ use of the Services and Systems and such sales taxes shall be excluded from the calculation of any Revenue Shares.

5.	Intellectual Property.

A.
As between the Parties, Hotel shall own and retain all worldwide right, title and interest in and to all Intellectual Property (as defined in Section 5(D) below) or other intellectual property rights owned by Hotel prior to the Effective Date of this HSA and all improvements thereto.

B.
As between the Parties, Roomlinx shall own and retain all worldwide right, title and interest in and to all Intellectual Property or other intellectual property rights owned by Roomlinx prior to the Effective Date of this HSA and all improvements thereto.

C.	During the Term:

(i) Roomlinx shall make available to Hotel all Intellectual Property relating to or arising from the System or Services (for clarity, the use of “make available” under this subsection means to provide the benefits of the applicable Intellectual Property solely as it is associated with the Services or Systems, and not as a separate delivery of the Intellectual Property or any related hardware or equipment); and

(ii) to the extent that there are any improvements to Roomlinx’s Intellectual Property related to or arising from the System or Services, Roomlinx shall make such improvements promptly available to Hotel, without any additional compensation or charges to Hotel except that any improvements commissioned and paid for by a third party for exclusive use by such third party shall not be provided to Hotel solely to the extent there is any exclusivity period granted to such third party and only for the duration of such exclusivity period.

D.	For purposes of this HSA, “Intellectual Property” means a Party’s Marks (as defined below), copyrighted materials, patents, and trade secrets.

E.
Except as set forth in Section 5.A. or  Section 5.F. or as otherwise mutually agreed by the Parties in writing, Roomlinx owns all worldwide right, title and interest in and to any and all Intellectual Property produced, generated, developed or created by Roomlinx in the course of providing Services under this HSA (“Deliverables”).

F.
If Hotel: (i) believes in good faith that Hotel has developed, created or generated an improvement to the Intellectual Property of Roomlinx that, under this Agreement, would otherwise be deemed the Intellectual Property of Roomlinx and (ii) requests a perpetual license or ownership rights in such Improvement (an “Improvement”), then Hotel shall provide Roomlinx with a written request to discuss its Improvement (“Formal IP Meeting”).  A Formal IP Meeting shall include: (a) Roomlinx’s CEO, (b) a Hyatt Senior Vice President or Executive Vice President, (c) Roomlinx’s designated technology representative, (d) Hyatt’s designated technology representative; and (e) Roomlinx’s and Hyatt’s intellectual property counsel in each case unless such attendance has been waived by the applicable Party in writing. Roomlinx shall reply to Hotel promptly as to whether Roomlinx elects to participate in such a Formal IP Meeting or to reject such Formal IP Meeting and if Roomlinx does not respond within 30 days, it will be deemed to have rejected participation in a Formal IP Meeting.  If any communications regarding an Improvement between Roomlinx and Hotel occur prior to a Formal IP Meeting and Hotel does not request a Formal IP Meeting within fifteen (15) days after such communications, then any development of such Improvement as between Hotel Intellectual Property and Roomlinx Intellectual Property, shall be Roomlinx Intellectual Property.  To the extent a Formal IP Meeting occurs, the terms and conditions of the Agreement will apply with regard to such Formal IP Meeting and its outcome.

G.
Subject to the terms and conditions in this HSA, Roomlinx grants to Hotel (and its Affiliates) a non-exclusive, non-transferable, worldwide license to use the Roomlinx® trademark in a manner approved in advance, in writing, by Roomlinx in connection with marketing and encouraging use of the Services by the Hotels.

H.
Roomlinx acknowledges that, as between Hotel and Roomlinx, Hotel has the sole and exclusive right to the use of any and all of Hotel’s trademarks, trade names, service marks, logos, domain names or other designations of source as Hotel may designate from time to time (“Marks”).  Roomlinx shall not to use the Marks without the prior written consent of Hotel.  If Hotel consents to any use of the Marks by Roomlinx, then: (i) Roomlinx shall only use the Marks in connection with the Services provided by Roomlinx pursuant to this Hotel Agreement; (ii) Roomlinx shall use the Marks exactly in the form provided and in conformance with any trademark usage policies provided by Hotel; (iii) Roomlinx shall not form any combination marks with the Marks, alter the Marks or any element thereof in any manner, including size, color, spacing, font or appearance, (iv) Roomlinx shall not take any action inconsistent with or otherwise challenge or attack Hotel’s ownership or registration of the Marks or the validity of the Marks; (v) Roomlinx shall cease to use, and shall thereafter refrain from using, any such Marks immediately upon request by Hotel or immediately upon the termination or expiration of this HSA; and (vi) Roomlinx shall destroy any promotional materials that include the Marks immediately following the termination or expiration of this HSA.   Any goodwill accruing from use of such Marks shall automatically vest and inure to the benefit of Hotel.  The provisions of this Section shall survive the expiration or earlier termination of the Term of this HSA.

I.
The Parties agree Roomlinx’s proprietary software within the System and all related documentation (“Deposit Materials”) will be deposited into escrow, in accordance with the terms of the Escrow Agreement to be mutually agreed by the Parties as soon as practicable following the Effective Date, but which shall include the following terms, among other terms: (i) the cost of escrowee’s services will be paid for by Roomlinx, (ii) the Deposit Materials will be deposited by Roomlinx within a certain timeframe and updated concurrent with updates made by Roomlinx, (iii) in the event of the resignation of the escrowee (or its successor), the Parties shall promptly appoint a successor escrowee who is mutually acceptable to both Parties hereto, to act immediately upon such resignation, in the discharge of duties and responsibilities pursuant to the terms of the Escrow Agreement, (iv) “Release Conditions” of (a) Roomlinx is no longer an operating going concern or provides written declaration that it has abandoned its obligations to provide Services or Systems, or (b) Roomlinx is subject to voluntary or involuntary bankruptcy or makes assignment for the benefit of creditors or a receiver is appointed for a substantial part of its assets, and as a result of the foregoing, is unable to provide the Services, and (v) Deposit Materials shall be released to Hotel as a license to use such Deposit Materials solely to perform the duties under the then current HSA that Roomlinx would have otherwise performed to support the Services and Systems until the Release Conditions have been cured.

6.             Governmental Licenses or Permits; Compliance with Laws.

A.
Roomlinx represents and warrants that, Roomlinx has obtained, or prior to the applicable Order shall have obtained, any and all necessary governmental licenses or permits or consents required for the proper and lawful conduct of Roomlinx’s business or other activity carried on, in or at any Hotel.  Roomlinx, at its sole cost and expense, shall at all times comply with the requirements of each such license, permit or consent.

B.
Roomlinx represents and warrants that Roomlinx’s performance of any and all Services performed pursuant to this Hotel Agreement shall, at Roomlinx’s expense, fully comply with all federal, state or local laws, rules, regulations and ordinances, which may govern or regulate such Services.  Roomlinx further agrees, at its own expense, to be solely responsible for compliance with all federal, state and local laws, rules, regulations, and ordinances that apply to Roomlinx’s employment status or Roomlinx’s employment relationship with others.

7.             Insurance.

A.
Roomlinx shall carry and maintain Workers’ Compensation and Employers liability insurance affording benefits for all employees in an amount as required by applicable statutes in which the work or any portion of the work is performed and employers’ liability insurance with limits of [***] for each accident or disease, Comprehensive General Liability insurance through companies satisfactory to Hotel endorsed to include products and completed operations and contractual liability in a minimum amount of [***] per occurrence, Automobile Liability insurance with a combined single limit of [***] per occurrence for bodily injury and/or property damage and Umbrella or Excess Liability Insurance with limits not less than [***] per occurrence.

Roomlinx shall carry cyber insurance, with coverage inclusive of Roomlinx’s Processing of Personal Information hereunder (“Cyber Insurance”) in an aggregate amount of [***] with an additional [***] in identical coverage added for every 5,000 Rooms (as defined in the Agreement and, for clarity, use in this Section means Rooms at all Hotels (as defined in the Agreement) that enter into an HSA) installed with Mid Option or Full Option iTV System (e.g., when 5,000 Rooms are installed with Mid Option or Full Option iTV System, aggregate coverage amount must be [***]), up to a maximum of an aggregate amount of [***], and (ii) patent insurance, with coverage inclusive) of Roomlinx and third party intellectual property, equipment and software in the Systems or Services (“Patent Insurance”) in an aggregate amount of [***] with an additional [***] in identical coverage added for every 10,000 Rooms installed with Mid Option or Full Option iTV System in excess of 30,000 Rooms (e.g., when 40,000 Rooms are installed with Mid Option or Full Option iTV System, aggregate coverage amount must be [***]).

B.
Roomlinx shall furnish to Hotel a Certificate of Insurance evidencing such coverage prior to the commencement of Services hereunder and shall continue to provide Hotel with subsequent Certificates of Insurance evidencing uninterrupted compliance with this insurance requirement until the termination of this HSA.  With the exception of Workers’ Compensation Insurance, the insurance certificate shall specifically state that: ___________________ [to be completed per terms of Agreement] are named as additional insureds under the above policies (each, an “Additional Insured”); such insurance shall be primary and not contributory with Hotel’s insurance.

C.
Roomlinx hereby waives and shall cause its Cyber Insurance carrier to waive their rights of subrogation against the Additional Insureds and each of their respective Affiliates, directors, officers, members, and employees.

D.	The provisions of this Section shall survive termination or expiration of this HSA.

8.	Indemnification and Limitation of Liability.

A.
Except to the extent caused by a Hotel Indemnitees’ (which excludes Hotel guests) willful misconduct or gross negligence, Roomlinx shall defend, indemnify and hold harmless Hotel, its Affiliates and their respective officers, directors, agents, members, representatives and employees and any other entities that are considered Additional Insureds hereunder (provided such entities are, per the Hotel’s management agreement, franchise agreement or similar, required to be listed as additional indemnified parties in agreements of this nature) and their respective officers, directors, agents, members, representatives and employees (subject to Section 8L, collectively, the “Hotel Indemnitees”) from and against any and all third party actions, claims, proceedings or allegations (collectively, “Claims”) for any losses, expenses, costs, and/or damages, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to:

i.	Roomlinx’ (1) breach of its representations or warranties; or (2) material breach of its obligations hereunder;

ii.
Subject to Section 8(I) and Section 8(J), any (1) violation, infringement or misappropriation of third party intellectual property rights by Roomlinx-owned intellectual property, equipment or software in the Systems or Services, or (2) violation, infringement or misappropriation of third party intellectual property rights caused by third party (which such third party excludes the Hotel Indemnitees) intellectual property, equipment or software in the Systems or Services, in both cases, excluding any Claims arising out of or relating to the unauthorized use or unauthorized modification of such Systems or Services by Hyatt, a Hotel, guests or any other third party under Hyatt’s direction (such exclusion, an “Excluded Claim” and such Claims not including Excluded Claims, “IP Claims”);

iii.	A breach of Roomlinx’ obligations set forth in Sections 10 or 11;

iv.	Roomlinx’ gross negligence, fraud or willful misconduct; or

iv.	Any bodily injuries to or the death of any of Roomlinx’s employees or contractors working at any hotel, however caused or occasioned, or any property damage.

B.
For the avoidance of doubt, and without limiting any of the obligations set forth in Section 8(A) but subject to Section 8(G) and (J), Roomlinx shall indemnify, defend and hold harmless the Hotel Indemnitees for any Claims for Losses relating to or arising out of Roomlinx’ agreements with third-party manufacturers, software licensors or content distributors.

C.
Hotel shall indemnify, defend and hold harmless Roomlinx and its affiliates and their respective officers, directors, agents, representatives and employees from and against any and all Claims for Losses arising out of or relating to (i) Hotel’s breach of its representations or warranties or material breach of its obligations hereunder; or (ii) Hotel’s gross negligence or willful misconduct.  For the avoidance of doubt, the Parties acknowledge and agree that Hotel is not responsible or liable for the acts or omissions of any Hotel guests.

D.
EXCEPT WITH RESPECT TO: (I) ANY LOSSES FROM A BREACH OF A PARTY’S OBLIGATIONS UNDER SECTIONS 10 OR 11, (II) ROOMLINX’ WRONGFUL TERMINATION OR ABANDONMENT OF THE SERVICES, (III) A PARTY’S FRAUD OR WILLFUL MISCONDUCT AND (IV) LOSSES DUE TO A PARTY’S OBLIGATIONS SET FORTH IN SECTIONS 8(A), 8(B) OR 8(C), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY SPECIAL, EXEMPLARY, INCIDENTAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING ANY DAMAGES OR LOSSES RELATING TO LOST PROFITS, DATA OR USE REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

E.
EXCEPT WITH RESPECT TO: (I) ANY LOSSES FROM A BREACH OF A PARTY’S OBLIGATIONS UNDER SECTIONS 10 OR 11, (II) ROOMLINX’ WRONGFUL TERMINATION OR ABANDONMENT OF THE SERVICES, (III) A PARTY’S FRAUD OR WILLFUL MISCONDUCT; AND (IV) LOSSES DUE TO A PARTY’S OBLIGATIONS SET FORTH IN SECTIONS 8(A), 8(B) OR 8(C) (OTHER THAN SECTION 8(A)(I) AND 8(C)(I) THAT ARE NOT RELATED TO OR ARISING FROM BREACHES OF SECTIONS 10, 11 OR 13(B)(III-V) BY ROOMLINX OR SECTION 13(D) BY HOTEL), EACH PARTY’S TOTAL MAXIMUM LIABILITY TO THE OTHER PARTY UNDER OR IN RESPECT OF THIS HSA SHALL NOT EXCEED THE GREATER OF: (A) THREE HUNDRED THOUSAND DOLLARS ($300,000); OR (B) AN AMOUNT EQUAL TO THE TWENTY-FOUR (24) MONTHS SYSTEM REVENUE (AS DEFINED BELOW) FOR THE SYSTEMS AND SERVICES AT HOTEL PRIOR TO SUCH CLAIM.

F.
For purposes of this HSA, “System Revenue” means: (i) the total paid to Roomlinx as described in Attachment 3 to a Statement of Work in respect of the iTV Systems and Services, (ii) monthly fees paid to Roomlinx as described in Attachment 3 to a Statement of Work for the HSIA Systems and Services; and (iii) advertising Other Net Revenues as described in Attachment 3 to a Statement of Work and paid to Roomlinx.

G.
The Parties agree that to the extent an entity is covered as both a Hyatt Indemnitee under the Agreement and a Hotel Indemnitee under this HSA, the entity shall  exercise its rights under the Agreement as a Hyatt Indemnitee first and not as a Hotel Indemnitee under this HSA.

H.	The provisions of this Section 8 shall survive termination or expiration of this HSA.

I.
Upon the Final Determination (as defined below) of the amount of [***] Losses (as defined below), Roomlinx shall apply a credit to Hotel if Hotel is using Roomlinx HSIA System and Service equal to [***].  Notwithstanding anything to the contrary contained herein, the foregoing credit shall be the sole and exclusive obligation of Roomlinx and the sole and exclusive remedy of Hyatt and Hotel for any and all indemnity, losses, costs, actions or other claims they may have for [***] Losses against Roomlinx or any of its Affiliates. “[***] Losses” means any actual amount of loss, expense (including reasonable out-of-pocket attorneys’ fees), cost (including license fees or settlement amounts) or liability of Hotel or Hyatt (or a Hyatt Affiliate) on behalf of such Hotel related to or in connection with [***].  Final Determination of an [***] Loss shall be at the time Hotel or Hyatt (or a Hyatt Affiliate) on behalf of Hotel is required to pay an [***] Loss, either by license agreement, settlement or judgment, whether or not an action is pending at the time, provided that Hotel or Hyatt (or a Hyatt Affiliate) on behalf of Hotel has used reasonable efforts to seek other indemnity rights (which efforts do not require instituting legal action against a potential indemnitor) and has been unsuccessful in whole or in part in obtaining such indemnity and the liability is not covered by existing insurance coverage. For clarity, but subject to any limitations set forth in this Section to the extent Hotel or Hyatt (or a Hyatt Affiliate) on behalf of a Hotel only receives partial indemnification from an indemnitor, Roomlinx agrees that the remaining, unindemnified amount will be considered an [***] Loss, up to the dollar amounts set forth in this Section.

J.
The Parties acknowledge and agree that the obligations of Roomlinx with respect to any Claim for Loss set forth in Section 8(A)(ii)(2) of the Agreement, together with any Claim for Loss set forth in Section 8(A)(ii)(2) of any HSA shall be subject to cap equal to $3,000,000 plus an additional $1,000,000 for every 10,000 Rooms (for clarity, use in this Section means Rooms at all Hotels (as defined in the Agreement) that enter into an HSA) installed with Mid Option or Full Option after installation of such Mid Option or Full Option at 30,000 Rooms.

K.
A Party seeking indemnity under this Section 8 (“Indemnified Party”) shall provide the other Party (“Indemnifying Party”) with prompt written notice of any such third party claim made against it for which it is entitled to indemnity hereunder.  Each Party shall cooperate with the other Party and in the defense of any such claim, suit or proceeding, including appeals, negotiations and any settlement or compromise thereof, provided that Indemnifying Party shall have the right to control the defense, negotiations and settlement or compromise thereof and shall keep the Indemnified Party informed of the proceedings and review and consider input from the Indemnified Party; provided, that Indemnified Party shall be given the right to consent to the terms of any settlement or compromise with respect to such matter under which the Indemnified Party is required to admit liability, and such approval shall not be unreasonably withheld by Indemnified Party.

L.	For clarity, the Parties intend for any rights with respect to indemnification for Hotel to arise pursuant to this HSA and not pursuant to the Agreement.

9.	Termination.

A.
Roomlinx shall have the right to terminate this HSA if any of the following occurs (i) Hotel materially breaches any provision of this HSA, and Hotel does not cure such breach to the reasonable satisfaction of Roomlinx within forty-five (45) calendar days of its receipt of notice from Roomlinx of such default, or (ii) Hotel defaults in any payment obligations hereunder or under any Statement of Work.  Further, any such termination shall not limit or cancel Roomlinx’s obligations as set forth in Section 9(H).

C.
In the event that Roomlinx is in material breach of any provision of this HSA, Hotel shall so notify Roomlinx in writing.  Notwithstanding anything else contained in this HSA, if Roomlinx does not cure such breach to the reasonable satisfaction of Hotel within forty-five (45) calendar days of its receipt of notice, Hotel may immediately terminate this HSA.

E.
In the event Roomlinx is subject to bankruptcy, assignment for the benefit of its creditors, is in receivership or similar proceeding, Hotel, with fifteen (15) days advance notice to Roomlinx, may terminate this HSA.

G.
Upon any termination or expiration of this HSA, each Party shall return the Confidential Information of the other Party to such Party and shall pay all amounts accrued and owing but unpaid in accordance with the terms of this HSA.

H.
For a period up to one-hundred and twenty (120) days beyond any expiration or termination of the Term (including, for clarity, pursuant to Section 9(I)), Roomlinx shall provide to Hotel or to its designees (collectively, “Successor”), reasonable termination assistance (including non-Confidential and non-proprietary knowledge transfer) to allow the services provided by a third-party similar to the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to the Successor; provided, this shall be subject to any confidentiality requirements of Roomlinx and compliance with applicable laws.  Roomlinx shall provide such reasonable termination assistance to Hotel regardless of the reason for termination, so long as Hotel has fully paid all overdue, undisputed amounts.  The fees set forth in this HSA include reasonable termination assistance.  Further, to the extent prior to the expiration or termination of the Term there was no Renewal Term, Roomlinx agrees to perform all Services and provide all Systems and Hotel shall pay for such Services and Systems during the one-hundred and twenty day transition period described above.

I.
Hotel may terminate this HSA  and all related Statements of Work (the “Related Agreements”) by providing ninety (90) days written notice to Roomlinx and, as Hotel’s sole and exclusive obligation and liability for such termination and Roomlinx’s sole and exclusive remedy for such termination, payment of (A) all amounts due to Roomlinx through the termination date hereunder and under all Related Agreements, and (B) the payment of an additional amount as liquidated damages equal to the product of the remaining number of months under this HSA multiplied by (i)  $4.00 per Room of Hotel if Hotel is using the Full or Mid product (ii) $2.00 per Room of Hotel if Hotel is using the Lite product and (iii) $1.00 per Room of Hotel if Hotel is receiving HSIA Services.  The Parties acknowledge and agree that it would be impracticable and extremely difficult to ascertain the amount of actual damages caused by any such early termination and, therefore, that the liquidated damages provided for above represent reasonable compensation for the loss which would be incurred by Roomlinx in such event.

10.	Confidentiality.

A.
“Hotel Confidential Information” includes: (i) information related to Hotel’s tests, ideas software, architecture and other technologies, (ii) information related to Hotel’s business or business plans, (iii) information which Hotel maintains for business purposes, (iv) proprietary information disclosed by Hotel to Roomlinx; and (v) any other information which Roomlinx is informed or reasonably ought to know Hotel regards as confidential.

B.
“Roomlinx Confidential Information” (which as between Roomlinx and Hotel is owned by Roomlinx) includes: (i) information concerning Roomlinx’ tests, ideas, software, architecture and other technologies, (ii) information concerning Roomlinx’ business or business plans, (iii) information which Roomlinx’ maintains for business purposes, (iv) proprietary information disclosed by Roomlinx to Hotel; and (v) any other information which Hotel is informed or reasonably ought to know Roomlinx regards as confidential.

C.
Each Party acknowledges that, each Party will acquire information about the other Party pursuant to this HSA including each other Party’s business activities and operations, its technical information, know-how or trade secrets, all of which are highly confidential and proprietary to the Party disclosing such information The Hotel Confidential Information and the Roomlinx Confidential Information are herein collectively referred to as the “Confidential Information”).  Subject to subsection D below, Confidential Information shall include this HSA, the terms thereof and the negotiations in respect thereof.  Confidential Information shall not include information: (i) generally available to or known by the public: (ii) that was disclosed to a Party by a third party without breach by such third party of any legal or contractual obligation, (iii) a Party can demonstrate it knew prior to disclosure by the disclosing Party; or (iv) information independently developed by a Party outside the scope of this HSA and without access to or use of the Confidential Information of the disclosing Party.

D.
Each Party shall hold all Confidential Information disclosed to it in strict confidence and shall not reveal such Confidential Information to any third party except for any Affiliates of the receiving Party or Hotel employees if the Hotel is the receiving Party or either Party’s contractors who, in each case, have a need to know such Confidential Information to perform its respective obligations under this HSA and are subject to confidentiality and non-use obligations that are the same or substantially similar to the confidentiality and non-use obligations set forth in this HSA.  A Party shall have the right to disclose the Confidential Information (including this HSA or terms hereof) pursuant to requirements of federal or states securities laws or regulations a court order, proceeding or equivalent arbitration tribunal order or in order to enforce  the terms of this HSA; provided, however, that the receiving Party shall provide the disclosing Party prior written notice, as soon as reasonably possible and to the extent legally permissible, of such disclosure requirements, court order, proceeding or equivalent arbitration tribunal order and cooperate with the disclosing party to limit the disclosure of such Confidential Information.

E.
Each Party shall safeguard the Confidential Information with at least as great a degree of care that is the same or better than the degree of care such as the receiving Party uses to safeguard its own highly sensitive confidential information relating to its own business but in any case no less than a reasonable degree of care.

F.
If either Party breaches the obligations set forth in this Section 10, the non-breaching Party shall have, in addition to all other rights in law and equity, the right to seek injunctive relief, it being acknowledged and agreed by the Parties that such breach may cause irreparable injury to such Party and that money damages may not provide an adequate remedy.

G.	Each Party shall remain the owner of its own Confidential Information.

11.           Data Privacy.  A breach of the following data privacy and protection provision (the “Data Privacy and Protection Provision”) shall be deemed a material breach of this HSA.

A.
Requirements for Data Processor:  In the event Roomlinx or its agents Process (“Process” and its variants for purposes of this Section includes  access, collect, record, organize, use, store, adapt, alter, retrieve, consult, transfer, disclose or destroy) any information relating to a natural person that can be identified or becomes identifiable by virtue of such information, on behalf of Hotel or its affiliates (collectively, “Personal Information”), Roomlinx in connection with this HSA shall and shall cause its agents and personnel that Process such Personal Information to:

i.
comply with all data protection and privacy laws and regulations in any relevant jurisdictions that are applicable to Roomlinx’ Processing of Personal Information in accordance with this HSA (together, the “Data Protection Laws”);

ii.	agree that, as between the Parties, all such Personal Information shall be deemed to be Hotel Confidential Information (as defined in Section 10) that is owned by Hotel and its Affiliates;

iii.	Process and retain that Personal Information only on the prior written instructions of Hotel and only to the extent reasonably necessary for performance of this HSA;

iv.
implement   reasonable technical and organizational measures to protect that Personal Information against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access (including, without limitation, during disposal of such Personal Information), in particular where the Processing involves the transmission of data over a network, and against all other unlawful forms of Processing;

v.	implement measures to protect Personal Information in accordance with reasonable compliance programs enacted by Hotel from time to time and provided to Roomlinx in advance in writing;

vi.
take reasonable steps to ensure the reliability of personnel who have access to the Personal Information, including, without limitation that such personnel are qualified to do so and have received proper training; and require such personnel to comply with Roomlinx’ obligations under this Data Privacy and Protection Provision;

vii.
not disclose Personal Information to any person except: (x) as required or permitted by this HSA; (y) with the prior written consent of Hotel; or (z) pursuant to an order or requirement of a court of law, administrative agency, or other governmental body, provided that, if not prohibited from doing so, Roomlinx gives reasonable notice to Hotel to contest such order or requirement;

viii.
promptly notify Licensee of (x) requests for information or complaints about the Processing of Personal Information; (y) requests for access to Personal Information; or (z) requests for Personal Information to be deleted or corrected;

ix.
fully cooperate with Hotel regarding any of the items referred to above and provide Hotel with information Hotel reasonably requires to respond to requests or complaints of that or a similar nature (whether made to Hotel, Roomlinx or a third party);

x.
inform Hotel promptly in case the Personal Information is at risk from seizure (including, without limitation, for purposes of satisfying a debt), insolvency or bankruptcy measures or any other activities of third Parties.  Roomlinx shall in such cases inform all third Parties that the Personal Information is the sole property of Hotel; and

xi.
not transfer Personal Information across a national border except (y) with the prior written consent of Hotel; or (z) where Personal Information originates from the European Economic Area, with the  prior written consent of Hotel and subject to any additional requirements of Hotel (which may, for the avoidance of doubt, require Roomlinx to ensure such Parties as are reasonably specified by Licensee enter into the appropriate Model Clauses, which shall be defined as any or all of the contractual clauses referred to in European Commission Decisions C(2010) 593, C(2001) 4540, C(2001) 1539 and C(2004) 5271).

B.            Roomlinx shall also:

i.
notify Hotel promptly should it be aware that, or reasonably suspect that, any breach of the clauses above or any other breach of security or unauthorized disclosure of or access to any Personal Information has occurred (a “Breach”);

ii.	perform a reasonable investigation to learn the cause of the Breach;

iii.	promptly take all commercially reasonable steps necessary to remedy the event and prevent the Breach’s recurrence; and

iv.
fully cooperate with Hotel to comply with any notification requirements that may result from such Breach.  Roomlinx shall document and maintain adequate retention process and policies for all Breaches in accordance with all applicable legal and regulatory requirements.

C.            Audit.

i.
Roomlinx shall permit Hotel or its designated representative (the “Auditor”) reasonable access to any of Roomlinx’ or its agents’ or subcontractors’ premises, personnel and relevant records as may be reasonably required in order to (y) fulfill any legally enforceable request by any government departments and regulatory, statutory and other entities, committees and bodies which, whether under statute, rules, regulations, codes of practice or otherwise, are entitled by any applicable law to supervise, regulate, investigate or influence the matters dealt with in this HSA or any other affairs of Hotel; or (z) undertake verification that Roomlinx is complying with this Data Privacy and Protection Provision.  Hotel agrees that such audits shall be conducted no more than two (2) times per year.

ii.
Hotel shall use reasonable endeavors to ensure that the conduct of each audit does not unreasonably disrupt Roomlinx or delay the provision of services by Roomlinx and that, where possible, individual audits are coordinated with each other to minimize any disruption. Roomlinx shall provide Hotel or the Auditor with all reasonable co-operation, access and assistance in relation to each audit. Roomlinx shall provide at least five (5) business days’ notice of its intention to conduct an audit unless such audit is conducted in respect of a suspected fraud, in which event no notice shall be required. The Parties shall bear their own costs and expenses incurred in respect of compliance with their obligations under this clause, unless the audit identifies a material default of Roomlinx in complying with its obligations under this Data Privacy and Protection Provision, in which case Roomlinx shall reimburse Hotel for all its reasonable costs incurred in the course of the audit.

iii.
If an audit identifies that: that Roomlinx is failing to comply, in a material respect,  with any of its obligations under this Data Privacy and Protection Provision, without prejudice to the other rights and remedies of Hotel, Roomlinx shall take the reasonably necessary steps to comply with its obligations at no additional cost to Hotel.

iv.	The Parties may agree that a third party report or certification (e.g., a SSAE 16 type report) provided by Roomlinx will satisfy the above audit requirements.

12.	Roomlinx Privacy Policy and Terms of Use.

A.	Roomlinx shall clearly and conspicuously display its privacy policy in compliance with applicable law.

B.
Roomlinx will clearly and conspicuously display its terms of use in an enforceable manner and in compliance with applicable law and agrees to fully cooperate with Hotel regarding the inclusion of language in the terms of use that is legally protective of Hyatt and the Hotels.

C.
Conflicts with Section 12(A) notwithstanding, Roomlinx agrees that Roomlinx will only Process Personal Information on the prior written instructions of Hyatt  (it being understood and agreed that Processing of a Hotel guests’ name and/or reservation number solely for use in providing Services to Hotel is authorized by Hyatt ) and only to the extent reasonably necessary for performance of this HSA, and, accordingly, practices in Roomlinx’s privacy policy that are not necessary for performance of this HSA and otherwise outside the scope of prior, written instruction provided by Hyatt will not be practiced by Roomlinx.

13.	Additional Representations and Warranties. In addition to any other warranties, representations and covenants within this HSA, the Parties make the following representations and warranties:

A.
Mutual.  Each Party represents and warrants to the other Party: (i) such Party’s execution, delivery and performance of this HSA have been authorized by all necessary corporate action, do not violate in any material respect the terms of any law, regulation, or court order to which such Party is subject, do not violate or contravene the terms of any material agreement to which such Party is a party, and are not subject to the consent or approval of any third party, (ii) this HSA is the valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to creditors’ rights generally, or general equitable principles, (iii) such Party is not subject to any pending or, to such Party’s knowledge, threatened litigation or governmental action which could interfere with such Party’s performance of its obligations hereunder, and (iv) such Party has secured or shall secure all material permits, licenses, regulatory approvals and registrations to perform its obligations hereunder.

B.	By Roomlinx. Roomlinx makes the following representations and warranties to Hotel:

i.
that all Services provided by Roomlinx to the Hotels shall be completed in a good, professional, workmanlike manner, with the degree of skill and care that is required by current, good and sound professional procedures and practices and in accordance with any applicable industry standards as well as specifications and this HSA, provided that, for clarity, except in the event of multiple Service Level Agreement failures across multiple Hotels, Hotel agrees that this provision is not intended to and will not provide Hotel or Hotel with an additional right and remedy for Service Level failures beyond those rights and remedies which are present in the Service Level Agreement;

ii.
that Roomlinx will take commercially reasonable efforts to install equipment in a way that helps protect equipment from guest abuse and that Roomlinx will take commercially reasonable efforts (including, without limitation, technical efforts) to prevent and identify user abuses of the terms and conditions applicable to System and Service usage, including the use of the Internet.

iii.
that the Services and System, including any Roomlinx-originated advertising, and all equipment, hardware and software associated therewith, do not infringe, violate or misappropriate any third party patent, trademark, copyright, trade secret or intellectual property rights; provided, however, as to any third party Intellectual Property included in the Services and System, Roomlinx does not provide any representation or warranty itself, but only passes through any such third party’s representations and warranties, as applicable.

iv.
if, in connection with its performance under this HSA, it shall receive, access, transmit, store or process data (“Cardholder Data”) relating to a payment card bearing the logo of a member of the Payment Card Industry (“PCI”) Security Standards Council or to the person to whom such payment card is issued, Roomlinx shall be responsible for maintaining the confidentiality and security of such Cardholder Data. Roomlinx warrants and represents that it will, at all times during the term hereof and thereafter, in accessing, transmitting, storing or processing Cardholder Data, comply with the standards and measures required under the then-current version of the PCI Data Security Standards (“PCI DSS”), including, without limitation, all associated audit and certification requirements, and with any other applicable requirements as may be promulgated from time to time by the PCI Security Standards Council, by any member thereof, or by any entity that functions as an acquirer with respect to a payment card bearing the logo of a PCI member. In addition, if Roomlinx, in connection with its performance under this HSA, uses or provides (i) any payment applications that store, process or transmit Cardholder Data as part of authorization or settlement, or (ii) any personal identification number (PIN) entry terminals used for payment card transactions, Roomlinx will ensure that such payment applications or PIN entry terminals, as the case may be, comply with applicable PCI security standards and requirements, including the PIN Entry Device Security Requirements and the Payment Application Data Security Standard. Hotel will be entitled to reasonably audit, up to two times per year, Roomlinx’s compliance with the warranties and representations contained in this paragraph (the “Data Security Warranties”).

v.
the Roomlinx software provided in the System and Services shall not deliver any viruses, Trojan horses, trap doors, back doors, Easter eggs, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate the contents of any databases and/or the normal operation of any computer systems (“Virus”) (the “Virus Warranty”).  To protect against the introduction of Viruses, Roomlinx shall allow commercially reasonably prudent procedures and use then-current commercially available Virus detection mechanisms to test that such software at the time of delivery is free (within the limitations of such commercially available virus detection mechanisms) of all Viruses.  Roomlinx agrees that, in the event any such Virus is found to have been introduced by it due to its failure to comply with the Virus detection standards set forth in this Section, then Vendor shall make the necessary modifications to such infected software required to cure such Virus and to remedy any damage or other deleterious effects caused by such Virus.  Roomlinx shall be responsible for providing reasonable security for its website users that is at least the industry standard.  Roomlinx shall take reasonable security precautions to prevent unauthorized access to the information or communications of any user of the website.

vii.
In the event Hotel orders HSIA System and Services, Roomlinx represents and warrants to Hotel that no further HSIA Equipment will be required to enable the HSIA System and Services in the manner and quality offered by Roomlinx as of the Effective Date of this HSA, subject to the full satisfaction of the following conditions:

(a)           All data, information and representations made by Hotel to Roomlinx are true and complete;

(b)           No changes are made to Hotel following Roomlinx’s Site Survey or after installation;

(c)           No Change Orders or additional requests are made by Hotel after the Effective Date of this HSA.

To the extent each of the foregoing (a)-(c) conditions are not satisfied, additional HSIA Equipment may be required and additional charges will apply.

viii.
Subject to (a), (b) and (c) below, any System equipment installed as part of this HSA will be free of material defects in materials and workmanship, such warranty being limited to that of the manufacturer of the System equipment.

[***]

Roomlinx shall not be responsible for the repair or replacement of any System equipment which is broken due to the misuse of Hotel or its agents, subcontractors (which shall not include, Roomlinx, its agents, subcontractors, employees and representatives), employees or representatives or Hotel guests or a Force Majeure Event.

For purposes of this Section 13(B)(viii) “Defective” shall mean equipment that either: (i) does not conform to manufacturer warranty or specifications; or (ii) ceases functioning as reasonably expected (for clarity, without regard to expectations of useful life), such cessation not being due to a Force Majeure Event or misuse by Hotel, its agents, subcontractors (which shall not include, Roomlinx, its agents, subcontractors, employees and representatives), employees or representatives or Hotel guests.  Further, while Roomlinx shall assign all rights to all System equipment to Hotel concurrent with the title transfer of any such equipment (including, without limitation, all warranties), Hotel grants Roomlinx the right to manage and enforce such warranties on behalf of Hotel for purposes of this Section 13(B)(viii).  Further, the Parties agree that Hotel Preexisting Equipment (as defined in the Statement of Work) shall be used in conjunction with the Services or Systems, and that Roomlinx’s warranties under this Section 13(B)(viii) shall not apply to Hotel Preexisting Equipment.

C.
EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS HSA, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

D.
By Hotel.  Subject to Section 3(E) of the Agreement, Hotel represents and warrants to Roomlinx that, Hotel will not put another TV system in any of its Rooms, except as referenced in section 13(D) of the Agreement.

14.	Personnel.

A.
Background Checks for Roomlinx Personnel.  Roomlinx shall ensure that Roomlinx personnel are authorized to work in any country in which they are assigned to perform Services and are not otherwise disqualified from performing the Services under applicable law.  To the extent allowed by applicable law, Roomlinx shall conduct its standard background check on all Roomlinx personnel or approved subcontractors and shall review the results of the background check to verify that the Roomlinx personnel or approved subcontractors meets Roomlinx’s and Hotel’s standards for employment.  Such background check shall be in the form generally used by Roomlinx and Hotel in its initial hiring of employees or contracting for contractors or, as applicable, during the employment-screening process but must, at a minimum, detail the applicable arrest record, credit history and employment history, if available in the applicable jurisdiction and in accordance with Roomlinx’s and Hotel’s standards for employment.  Hotel shall have the right, at its sole option and discretion, to refuse access to any Hotel or Hotel facility.

B.            Roomlinx Key Personnel.

i.
Designation.  Any key personnel for Roomlinx shall be designated in an applicable Statement of Work (“Key Personnel”).  The designated Roomlinx Key Personnel may be modified in writing from time-to-time in accordance with this HSA and shall be deemed modified upon any replacement or substitution of a new person for any Roomlinx Key Personnel.  Prior to the assignment, hiring or designation of any person as a Roomlinx Key Personnel, Hotel shall have the right to reasonably approve the selection of such person.  Roomlinx shall not hire, assign or designate any new person to fill the position or perform the duties provided by any Roomlinx Key Personnel without providing to Hotel reasonable prior written notice of such new person and a reasonable opportunity to meet such new person prior to such new person filling the position or performing the applicable duties.  If Hotel objects to the proposed assignment, the Parties shall attempt to resolve Hotel’s concerns on a mutually agreeable basis.  If the Parties have not been able to resolve Hotel’s concerns within five (5) business days of Hotel communicating its concerns, Roomlinx shall not assign the individual to that position and shall propose to Hotel the assignment of another individual of suitable ability and qualifications.  Roomlinx shall use commercially reasonable efforts so that all Roomlinx Key Personnel have at least one designated individual as his or her core knowledge backup.

ii.
Removal/Replacement. All Roomlinx Key Personnel shall be assigned to perform the Services on such basis (e.g., full time assignment or otherwise) as needed to ensure that the Services contemplated hereunder are provided in an efficient and timely manner and in accordance with this HSA. For two (2) years from the effective date of the applicable Statement of Work, Roomlinx shall not: (A) undertake any action with respect to any Roomlinx Key Personnel that would result in the alteration or reduction of time expended by such Roomlinx Key Personnel in performance of Roomlinx’s duties under this HSA; or (B) transfer, reassign or otherwise redeploy any Roomlinx Key Personnel from performance of Roomlinx’s duties under this HSA, except in the case of a voluntary termination, disability, health-related incapacity or for cause. Conflicts with the foregoing notwithstanding, nothing herein shall modify Roomlinx’ right to terminate any of its employees or contractors pursuant to applicable law.

iii.
Removal of Roomlinx Personnel by Hotel. Notwithstanding anything contained herein to the contrary, if Hotel believes that the performance or conduct of any Roomlinx personnel or approved subcontractors retained by Roomlinx to perform Roomlinx’s obligations under this HSA (including Roomlinx Key Personnel) is unsatisfactory for any reasonable and lawful reason or is not in compliance with the provisions of this HSA (including actual or suspected violations of the terms and conditions of this HSA or the Hotel polices and procedures), Hotel shall so notify Roomlinx in writing and Roomlinx shall, at Roomlinx’s cost, either: (A) promptly address the performance or conduct of such Roomlinx Personnel; or (B) (i) if the performance or conduct is curable, as reasonably determined by Hotel, and Roomlinx is unable to cure the performance or conduct of such Roomlinx Personnel within five (5) days after Hotel’s notification, or (ii) if the performance or conduct is not curable, as reasonably determined by Hotel, in either case, at Hotel’s request, immediately replace such Roomlinx Personnel with another Roomlinx Personnel acceptable to Hotel and with sufficient knowledge and expertise to perform the Services in accordance with this HSA.

C.
Compliance with Hotel Policies and Rules.  In performing the Services and while at any Hotel facilities, Roomlinx and Roomlinx personnel and approved subcontractors shall:  (i) conduct themselves in a businesslike manner; (ii)comply with any provided standards, policies, practices, processes, procedures, controls and rules of Hotel regarding confidentiality, security, record retention, safety and health and personal, professional and ethical conduct (including those contained in Hotel personnel manuals and other written policies and procedures); and (iii) comply with all policies, rules and regulations applicable to the Hotel facilities or the provision of the Services, and all additions and modifications to each of subsections (ii) and (iii) (collectively, “Hotel Policies and Rules”).  Hotel Policies and Rules, and additions or modifications thereto, shall be communicated in writing to Roomlinx or may be made available to Roomlinx or Roomlinx personnel and approved subcontractors by conspicuous posting at a Hotel facility, electronic posting or other means generally used by Hotel to disseminate such information to its employees or contractors.  Roomlinx shall be responsible for the promulgation and distribution of Hotel Policies and Rules to Roomlinx Personnel to the extent necessary and appropriate.

15.	Disputes.

A.
Except as otherwise expressly provided in this Section and HSA, the Parties agree that any dispute or controversy between the Parties arising under or in connection with this HSA (“Dispute”) shall be settled exclusively in accordance with the procedures set forth in this Section.  The Parties agree that the procedures set forth in this Section shall not be applicable to disputes or controversies arising in connection with third-party claims against one or both of the Parties to this HSA or to any claim, action, suit or proceeding seeking specific enforcement of the provisions of this HSA.

B.	The Parties shall make commercially reasonable efforts to amicably resolve all Disputes by negotiation in good faith within thirty (30) calendar days following delivery of such request for resolution.

C.
If a Dispute cannot be resolved within the thirty (30) days set forth above, the Parties may seek all legal and equitable remedies available to them. This HSA shall be governed by the laws of the State of New York and jurisdiction and venue for any Disputes shall be exclusively in the courts of New York City, New York. The Parties submit to such jurisdiction and agree that venue is convenient.

D.	The Parties shall continue to fulfill all payment obligations and Roomlinx shall continue to provide Services during a Dispute.

16.           Force Majeure.  Neither Party shall be liable for any delay or failure in performing its obligations hereunder that is due to circumstances beyond such Party’s reasonable control, including, but not limited to, acts of God or the public enemy, actions or decrees of governmental entities, civil unrest, acts of terrorism, riots, war, fire, floods, explosions, or strikes or other concerted acts of labor by subcontractors, vendors or materials suppliers other than those of Roomlinx (each, a “Force Majeure Event”), provided that such circumstances were not reasonably foreseeable by such Party and, by the exercise of reasonable commercial due diligence, could not have been prevented or mitigated by such Party.  Upon the occurrence of a Force Majeure Event, the affected Party shall give five (5) calendar days notice to the other Party of the nature of any such conditions and the extent of the anticipated delay resulting from such conditions, at which time performance of this HSA, other than payment obligations, to the extent affected by the Force Majeure Event shall immediately be suspended without penalty to such affected Party.  The Party who has been affected shall take all commercially reasonable actions to resume performance hereunder as soon as such Force Majeure Event is removed or ceases. If a Party is unable to perform a material obligation hereunder due to a Force Majeure Event for more than fifteen (15) consecutive days, this HSA may be terminated without penalty or damages; provided, however, that a Party shall remain liable for any fees incurred before Force Majeure Event, if applicable.

17.           Independent Contractor.   Neither Party (nor any employee, subcontractor or agent thereof) shall be deemed or otherwise considered a representative, agent, employee, partner or joint venturer of the other Party.  Further, neither Party (nor any employee, subcontractor or agent thereof) shall have the authority to enter into any agreement, nor to assume any liability, on behalf of the other Party, nor to bind or commit the other Party in any manner, except as expressly provided in this HSA.  Roomlinx is an independent contractor and all persons employed to furnish Services hereunder are employees or contractors of Roomlinx and not of Hotel.

18.	Notices.

A.
All notices or other communications to be given or that may be given by either Party to the other shall be deemed to have been duly given when made in writing and delivered in person, delivered by a nationally recognized overnight courier service or when sent by United States mail, postage prepaid, certified, return receipt requested, or sent via facsimile with confirmation of receipt with copy to follow United States mail as required above, in each case addressed as follows:

If to Roomlinx, to:

Roomlinx, Inc.
2150 W. 6th Avenue, Suite H
Broomfield, CO 80020
Attention:  CEO
Facsimile: 303-544-1110

If to Hotel, to:
____________________
____________________
____________________

With a copy to:

Hyatt Corporation

Attention: General Counsel
Hyatt Corporation
71 S. Wacker Drive
Chicago, Illinois 60606

B.
Any such notice or communication shall be deemed given as follows: (a) if personally delivered or delivered by a nationally recognized overnight courier service, on the date so delivered; or (b) if mailed by registered or certified mail, five (5) calendar days after the date so mailed or on the date the return receipt is signed, whichever is earlier.  The address to which notices or communications may be given to either Party may be changed by written notice given by one Party to the other pursuant to this Section.

19.           Binding. This HSA shall inure to and bind the successors, assigns and representatives of the Parties, providing, however, this HSA may not be assigned by Roomlinx without the prior written consent of Hotel.

20.           EEOC Compliance. As subcontractor to Hotel, Roomlinx acknowledges its responsibilities under applicable provisions of Executive Order 11246 and the implementing regulations of the Department of Labor as well as related executive orders, all as set forth in Exhibit F, which is attached hereto and made a part hereof as if fully incorporated herein.

21.           Entire Agreement.   This HSA (with all Exhibits) contains the entire agreement between the Parties hereto, and supersedes any prior agreement promises and understandings between concerning the subject matter hereto.  No representations, inducements, promises or agreements, oral or other, between the Parties not embodied herein, shall be of any force or effect.

22.           Amendment of Agreement.  This HSA may be amended, modified or waived only by a written instrument signed by the Parties hereto.

23.	Construction.

i.
Captions, titles and headings to articles and sections of this HSA are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this HSA.  Any reference herein to a particular Section number (e.g., “Section 2”), shall be deemed a reference to all Sections of this HSA that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.).

ii.	The terms “this HSA”, “herein”, “hereof”, “hereunder” and similar expressions refer to this HSA and not to any particular article, section or other portion hereof.

iii.	The terms “this Hotel Agreement”, “herein”, “hereof”, “hereunder” and similar expressions refer to this HSA and not to any particular article, section or other portion hereof.

iv.	Unless otherwise specified, “days” means calendar days and the word “dollar” and the symbol “$” refer to United States Dollars.

v.	Any use of the term “including” in this HSA shall be construed as if followed by the phrase “without limitation” or “but not limited to”.

vi.
References to any law, legislative act, rule or regulation mean references to such law, legislative act, rule or regulation in changed or supplemented form or to a newly adopted law, legislative act, rule or regulation replacing a previous law, legislative act, rule or regulation.

24.          Statement of Work.  If there are any terms and conditions contained in any Statement of Work attached hereto which are inconsistent with or additional to the terms and conditions contained in this HSA, the terms and conditions of this HSA shall prevail over any inconsistent terms.

25.           Headings.   The headings used in this HSA are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this HSA nor the intent of any provision thereof.

26.           Survival.  The terms, conditions and warranties contained in this HSA or any purchase order that by their sense and context are intended to survive the termination or expiration of this HSA shall so survive, including the provisions of Sections 5, 8-14, 15, 18, 19 and 21-29.

27.           Counterparts.  This HSA may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

28.           Press Release. Promptly following the date hereof, the Parties shall release a mutually agreeable joint press release summarizing this HSA.  Except as provided in the prior sentence or as required by law, stock exchange or Securities and Exchange Commission rule, the Parties shall maintain in confidence the terms and conditions set forth herein.

29.           Assignment. This HSA or any interest herein, or the rights and obligations hereunder, may not be delegated, transferred, or assigned, in whole or in part, by either Party, without the prior written consent of the Party, except as follows:

A.            with respect to Hotel, (i) Hotel shall have the right to delegate, transfer or assign this HSA to a subsequent property owner provided that the property remains owned, managed or franchised by Hyatt or a Hyatt Affiliate and who has comparable financial credibility and who expressly assumes this Agreement; or (ii) pursuant to a merger, acquisition, reincorporation, reorganization or change of control or ownership or the sale of all or substantially all of its assets, and the assignee or successor expressly assumes this Agreement; or

B.            with respect to Roomlinx, subject at all times to the requirements of Section 9(F) of the Agreement, pursuant to a merger, acquisition, reincorporation, reorganization or change of control or ownership or the sale of all or substantially all of its assets, and the assignee or successor expressly assumes this Agreement.

Signatures on next page

IN WITNESS WHEREOF, the Parties hereto have executed this Master Services & Equipment Purchase Agreement as of the Effective Date.

Roomlinx, Inc., a Nevada corporation.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT D

Maintenance and Support Services and Service Levels

1.             Scope of Service.  Roomlinx shall provide Hotel the Systems and Services pursuant to the requirements set forth in this Exhibit D.

2.             Definitions.  The following capitalized terms in this Exhibit D shall have the meaning set forth in this Section 2 or otherwise set forth in the Agreement:

“Development/Engineering” means software code writers and a system engineer.

 “Malfunction” shall mean a failure by a System Component to operate as required by this Agreement, as delineated as a Severity Level 1, Severity Level 2, Severity Level 3 or Severity Level 4.

“Severity Level 1” means a problem which: (i) renders a System Component that is critical to a Hotel inoperative; or (ii) causes an unrecoverable loss or corruption of data.   As used in this definition, “critical” means that the inoperability of the System Component will likely (i) cause a material revenue loss for the Hotel or (ii) have a material impact on a Hotel guest’s satisfaction with the Hotel.

“Severity Level 2” means a problem which causes a System Component to be disrupted or malfunctioning in a manner which materially interferes with the use of principal features of the System Components by Hotel.

“Severity Level 3” means a problem which causes a System Component not to function in accordance with applicable specifications, but which causes only a minor impact on the use of the non-critical, principal features of a System Component by Hotel and for which an acceptable circumvention is available.  As used in this definition, “non-critical” means that the problem with the System Component will not likely (i) cause a material revenue loss for the Hotel or (ii) have a material impact on a Hotel guest’s satisfaction with the Hotel.

“Severity Level 4” means any general questions and issues pertaining to the System Components and all Malfunctions which are not included in the other Malfunction classifications.

[***]

“System Availability” means the percentage of the scheduled available access hours, in any given month during which the applicable System Component is operational and available and Hotel and Hotel guests can access and utilize them for all intended purposes (as calculated by subtracting the total number of minutes during such month, during the hours of 0600 to midnight local time on each day, that the System Components were not available and accessible from the total number of minutes that comprise the scheduled available on-line access hours during such month, and dividing the remainder by the total number of minutes of scheduled availability for the month).

“System Components” is defined as each of the Services set forth in Exhibit A, individually a “System Component”.

“Tech” means on-site support technician as defined in the Agreement.

“Tier-1” means basic User support (Telephone Support Staff).

“Tier-2” means basic User support interim Services or Systems and advanced User support (Sr. Telephone Support Staff).

“Tier-3” means Network Operations Center (NOC) engineer support.

“Users” is defined as Hotel guests and/or Hotel staff.

3.            Service Levels and Service Level Credits.

3.1           Beginning with the date of Final Acceptance for the applicable System as set forth in the applicable Statement of Work, Roomlinx shall accurately measure and track the System Availability and response time, and issue resolution time, with regard to the System Components of such System using appropriate monitoring and measuring tools and provide a monthly report to Hotel and Hyatt providing the results of all such measurements and tracking.

3.2           Roomlinx shall make the applicable System Components available for all Hotel guests in accordance with the following levels of performance and availability:

[***]

4.            Maintenance and Support Services.

4.1           Telephone Support Service.  Roomlinx will provide to Hotel telephone support (“Telephone Support Service”) twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks a year (“Telephone Support Hours”).  Telephone Support Service will include telephone and research time performed by support staff retained or contracted by Roomlinx (the “Telephone Support Staff”).  Users will report Malfunctions by calling the Telephone Support Service.  Telephone Support Staff will assist the User in the proper function and operation of the System Components.  If a Telephone Support Staff member is not immediately available during the Telephone Support Hours, one will be assigned and a call back will be provided by Telephone Support Staff to the User who initiated the call within five (5) minutes of the original call.  If the Telephone Support Staff member handling a certain request is unable to provide adequate assistance to the User for such request, then the escalation actions described below shall be taken. The Telephone Support Staff may be contacted as follows:

By telephone:                         (855)-874-1790
By email:                                 Support@Roomlinx.com

4.2           Correction of Malfunctions. Roomlinx will correct Malfunctions as provided herein

[***]

5.            [***]

6.            Hotel Obligations.  Hotel’s on-site engineers shall be trained and shall provide reasonable trouble-shooting of Systems and Hotel Preexisting Equipment (as defined below) as well as “plug and play fixes” for System equipment provided by Roomlinx in fulfilling its obligations.

7.            Preexisting Equipment  The obligations, requirements and associated remedies provided for in this Exhibit D (or elsewhere in the Agreement or HSA) shall not apply to any incident or loss caused by any equipment of Hotel not provided by Roomlinx that is used in conjunction with the Services or System (“Hotel Preexisting Equipment”); [***]

8.            [***]

EXHIBIT E
FORM OF STATEMENT OF WORK

Statement of Work No. 1

This Statement of Work No. 1 (this “Statement of Work”), dated as of _____________ (the “SOW Effective Date”), is made and entered into by and between [INSERT HOTEL] (“Hotel”), and Roomlinx, Inc., a Nevada corporation, with a principal place of business at [INSERT ADDRESS] (“Roomlinx”).  Hotel and Roomlinx are collectively referred to as the “Parties” and individually as a “Party.”

NOW, THEREFORE, for and in consideration of the agreements set forth below and intending to be legally bound, the Parties hereby agree as follows:

1.      BACKGROUND

This Statement of Work is made and entered into with reference to the following:

1.1           Background.  Hyatt Corporation and Roomlinx entered into a Master Services & Equipment Purchase Agreement (“MSA”) dated as of [INSERT DATE OF AGREEMENT], which is intended to provide the overarching framework and the general terms and conditions applicable to the provision of Systems and Services by Roomlinx.

1.2           Hotel Agreement.  The Parties entered into a Hotel Agreement dated as of [INSERT DATE OF HOTEL AGREEMENT] (“Agreement”), which is intended to provide the overarching framework and the general terms and conditions applicable to the provision of Services by Roomlinx to Hotel.

1.3           Statements of Work.  Pursuant to the Agreement, the Parties may enter into Statements of Work applicable to the provision of specific Systems and Services by Roomlinx.  The Statements of Work are to include a description of the specific Systems and Services (in addition to the services and obligations in the Agreement) to be provided by Roomlinx, the applicable payment terms and the applicable Service Levels.

1.4           Scope of Services.  The Parties wish to enter into this Statement of Work under and pursuant to the Agreement to cover the Services and Systems described in more detail in this Statement of Work.

2.            STRUCTURE AND OVERVIEW

2.1           Provision of Systems and Services.  Subject to the terms and conditions of the Agreement and this Statement of Work, as of the SOW Effective Date, Roomlinx shall provide the Systems and Services described in this Statement of Work.

2.2           Incorporation by Reference.  This Statement of Work (including the Appendices and Attachments hereto) is hereby incorporated by reference into and made part of the Agreement.  In the event of a conflict between this Statement of Work and the Agreement, the terms of the Agreement shall prevail unless the Statement of Work specifically states that it shall prevail with regard to a certain provision of the Agreement and specifically references such provision.

2.3           References to Statements of Work.  For the purposes of this Statement of Work, references in the Agreement (including the Exhibits thereto) to Statements of Work are to this Statement of Work.

2.4           Appendices and Attachments.  The Appendices and Attachments listed below are hereby incorporated into and made part of this Statement of Work.  References to this Statement of Work shall include all of the Appendices and Attachments thereto.

Appendix A – Systems and Services
Attachment 1: Preliminary Services and Implementation Services
Attachment 2: Project Plan
Attachment 3: Systems and Services Descriptions
Attachment 4: Room Counts and Public Area Descriptions
Attachment 5: Equipment Descriptions
Attachment 6: FTG Channels
Appendix B – Service Level Agreement
Appendix C – Financing (if applicable)

3.             DEFINITIONS

Defined terms used in this Statement of Work, including the Appendices and Attachments hereto, have the meanings set forth in the Agreement (including the Exhibits thereto), unless otherwise defined in this Statement of Work.

4.             TERM

4.1           SOW Term.  The initial term of this Statement of Work (the “SOW Term”) shall commence on the SOW Effective Date and shall continue until termination of the Agreement.

5.            GENERAL

5.1           Services.  Roomlinx shall perform the Services and execute the responsibilities described in, and in accordance with the requirements of, this Statement of Work and the Agreement (including the Exhibits thereto).

5.2           Pricing and Fees.  The pricing and fees set forth in Section 6 below cover the Services and Systems and obligations set forth in this Statement of Work, as well as the services and obligations of Roomlinx under the Agreement (including the Exhibits thereto).  No additional amounts are payable by Hotel with respect to the services and obligations set forth in the Agreement (including the Exhibits thereto).

6.            PRICING AND FEES

[***]

7.            COUNTERPARTS

This Statement of Work may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.

IN WITNESS WHEREOF, each of Parties has executed or caused this Statement of Work (including the Exhibits hereto) to be executed as of the SOW Effective Date by its duly authorized representative.

[INSERT HOTEL]	Roomlinx, Inc., a Nevada corporation

By:	By:

Name:	Name:

Title:	Title:

APPENDIX A

SYSTEMS AND SERVICES

ATTACHMENT 1

PRELIMINARY SERVICES AND IMPLEMENTATION SERVICES

1.	Preliminary Services. Roomlinx will provide the following Preliminary Services:

(a)            Site survey,

(b)           Blueprint / other relevant documentation review,

(c)           Creation and delivery of a bill of materials and associated installation cost proposal,

(d)           Creation and delivery of planning and installation schedule, and

(e)           _________________________ [blank to be completed with additional Preliminary Services, if applicable].

2.	Implementation Services. Roomlinx will provide the following Implementation Services:

(a)           All services necessary for delivery of Systems and Services (including, without limitation, furniture moves and clean-up); and

(b)           _________________________ [blank to be completed with additional Implementation Services, if applicable].

3.	Hotel Obligations. Hotel will provide the following to Roomlinx:

(a)           Rooms for __ personnel in accordance with the project plan, with one person per room, unless Hotel has [***] or greater occupancy, and in such case, then two people per room;

(b)           Breakfast, lunch and dinner for __ personnel to be served at the times and locations to be designated by Hotel;

(c)           Spare televisions for Roomlinx testing per Attachment 5; and

(d)           __________________________ [blank to be completed with additional Hotel obligations, if applicable].

ATTACHMENT 2

PROJECT PLAN

[TO BE INSERTED PRIOR TO SOW SIGNATURE]

A.	Media Console or Set –Top (Lite) Mounting strategy description (Include pictures if available)

B.	List of Current 3rd Party vendors Roomlinx to share cabling with. Describe Roomlinx’s capability or limitations and any additional labor or equipment requirements.

a.	Mini Bar

b.	Safes

c.	HSIA

d.	FTG

e.	Other

C.	Critical Project Dates/Milestones:

D.	_____________________ [blank to be completed with additional Project Plan information, if applicable.]

ATTACHMENT 3

SYSTEMS AND SERVICES DESCRIPTIONS

[TO BE INSERTED PRIOR TO SOW SIGNATURE]

[FOR CLARITY, SYSTEMS AND SERVICES DESCRIPTIONS TO BE SELECTED FROM SYSTEMS AND SERVICES DESCRIPTIONS SET FORTH IN EXHIBIT A TO THE AGREEMENT.]

ATTACHMENT 4

ROOM COUNTS AND PUBLIC AREA DESCRIPTIONS

[TO BE INSERTED PRIOR TO SOW SIGNATURE]

ATTACHMENT 5

EQUIPMENT DESCRIPTIONS

[TO BE COMPLETED PRIOR TO SOW SIGNATURE]

A.           For Television Services:

Cabling Type to be Used for FTG
Cabling Type to be Used for iTV
Number of Rooms
Number of Televisions (excluding FTG-only)
Fitness Center Equipment Included (analog)	Y/N

	TV Model	# Televisions (this model)	Provide Spare to Roomlinx for Testing?
Television Model #1
Television Model #2
Television Model #3
PBX Television (if not applicable, mark model “N/A”)
Fitness Center Equipment Included (analog)	Y/N
Jack Pack Used	Y/N	Model#	Y/N

B.           For FTG Services:

Area Name	Number of Televisions	Fire Code Occupancy
Guest Rooms
Public Area 1
Public Area 2
Public Area 3
Residential Area 1
Residential Area 2

C.           For HSIA Services:

Bandwidth Speed Configuration (for guest use)
   Standard Internet:               _______________
   Premium Internet:                _______________

ISP Information
ISP Vendor  Name and Contact info
Is ISP management handed off to Roomlinx? (If yes, please attach letter indicating Roomlinx is manager of record)
IP Information:

Area Name	Service Type	SSID	Access Type (Charge / Free)
Guest Rooms	Wireless
Guest Rooms	Hardwired
Meeting Rooms	Wireless
Meeting Rooms	Hardwired
(Public Area 1)	Wireless
(Public Area 1)	Hardwired
(Public Area 2)
(Public Area 3)
(Public Area 4)
(Back of House Area)

3rd Party Vendor Integration
Vendor Description	Vendor Name	Requirement	Additional Charges
POS
PMS
Guest Services
Digital Signage
VOIP Phones
Tablets
Door Locks
Credit Card Vendor
Other 1
Other 2

D.           ROOMLINX-PROVIDED/HOTEL PURCHASED EQUIPMENT

FTG Equipment:

Quantity	Description	Manufacturer/Model Information

iTV Equipment:

Quantity	Description	Manufacturer/Model Information

HSIA Equipment:

Quantity	Description	Manufacturer/Model Information

Gust Purchase Flow (List appropriate Options) (note, additional costs to be consistent with costs for similar services quoted for Hyatt hotels prior to the MSA effective date)

Flow Option	Description	Additional Cost
iTV Full
Mid
HSIA Only
Special Requirement 1	One Hour Free Basic Access
Special Requirement 2	Meeting Room Roaming
Special Requirement 3

E. Reporting Requirements: Standard Hyatt hotel reports (TBD) or Custom reporting requirements

ATTACHMENT 6

FTG CHANNELS [TO BE INSERTED PRIOR TO SOW SIGNATURE]

A.          FTG Channels (including house channel mapping and channel numbers)

B.	List of FTG Channels to be filtered in public areas

C.	Additional FTG DISH for unique channels:

a.	Describe Hotel and Roomlinx responsibility:

b.	Additional costs (note, additional costs to be consistent with costs for similar services quoted for Hyatt hotels prior to the MSA effective date):

APPENDIX B

SERVICE LEVEL AGREEMENT

[FOR CLARITY, SERVICE LEVEL AGREEMENT TO BE SAME SERVICE LEVEL
AGREEMENT SET FORTH IN EXHIBIT D TO THE AGREEMENT]

APPENDIX C

FINANCING AGREEMENT

[TO BE INSERTED PRIOR TO SOW SIGNATURE, IF APPLICABLE, PER CORE TERMS SET FORTH IN AGREEMENT]

Exhibit F

EQUAL EMPLOYMENT OPPORTUNITY
AND MINORITY/SMALL BUSINESS COMPLIANCE

As a federal contractor, Hyatt is subject to the requirements of:  Executive Order 11246, as amended (Equal Employment Opportunity); Executive Order 11625 (Utilization of Minority Business Enterprises); Executive Order 11758 (Employment of the Disabled); Executive Order 12138 (Utilization of Women-Owned Firms; Executive Order 11141 (Policy Against Discrimination Based on Age); Parts 1-7 of the Federal Acquisition Regulation (FAR), as amended (Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals); and, the regulations, orders and rules issued thereunder.

The following represents Roomlinx’s responsibilities under the foregoing executive orders.

A.            EQUAL OPPORTUNITY CLAUSE. (Applicable to federal contractors and sub-contractors, with orders amounting to $10,000 or more.)  Roomlinx is aware and fully informed of its responsibilities under Executive Order 11246 and agrees to be bound by its provisions, as applicable.  (Reference to Executive Order 11246 includes all amendments.)

B.            AFFIRMATIVE ACTION COMPLIANCE PROGRAM. (Applicable to federal contractors and sub- contractors, with contracts amounting to $50,000 or more, provided contractor has 50 or more employees.) Roomlinx certifies to Hyatt and to the United States government that if it is a federal contractors.  Roomlinx will, if appropriate:  (a) file with the appropriate federal agency a complete and accurate report on Standard Form 100 (EEO-1) by the September 30 immediately following the signing of this Agreement, and continue to file such reports annually, on or before September 30, or as otherwise provided by law or regulation; and (b) develop and maintain a written affirmative action compliance program in accordance with the regulations of the Office of Federal Contract Compliance Programs promulgated under Executive Order 11246, as amended.

C.            EMPLOYMENT OF THE DISABLED. (Applicable to federal contractors and sub-contractors, with contracts amounting to $10,000 or more.)  Roomlinx acknowledges that if applicable, it is bound by the Affirmative Action for Disabled Workers Clause set forth in Section 60-741.4 of Title 41 C.F.R., promulgated under Section 503 of the Rehabilitation Act of 1973 and that the clause is incorporated by reference into this Agreement.

D.            EMPLOYMENT OF COVERED VETERANS. (Applicable to federal contractors and sub-contractors, with contracts amounting to $25,000 or more.)  Roomlinx acknowledges that if applicable, it is bound by the Affirmative Action for Covered Veterans Clause, as set forth in Section 60-250.4 of Title 41 C.F.R., promulgated under the Vietnam Era Veterans Readjustment Assistance Act of 1974 and that the clause is incorporated by reference into this Agreement.

E.            EMPLOYMENT OF INDIVIDUALS REGARDLESS OF AGE (EXECUTIVE ORDER 11141). (Applicable to all federal contractors and sub-contractors.)  It is the policy of the government that federal contractors, subcontractors, or contractors of depositories of U.S. funds shall not discriminate against persons because of their age in any of their employment practices.  Roomlinx endorses and agrees to this policy.

F.            UTILIZATION OF SMALL BUSINESS CONCERNS.  It is the policy of the federal government that a fair proportion of the purchases and contracts for supplies and services for the government be placed with small business concerns.  As applicable, Hyatt and Roomlinx agree to ensure that small business concerns have the maximum practicable opportunity to participate in performing contracts in accordance with FAR §52.219-8.  Small business concerns include:  Small Disadvantaged Businesses (Minority-Owned Businesses), Veteran-Owned Small Businesses, Women-Owned Small Businesses, Service-Disabled Veteran-Owned Small Businesses, HUB Zone Small Businesses, and other Small Businesses.  Hyatt and Roomlinx agree that, as applicable, the parties will prepare a small business subcontracting plan in accordance with FAR §19.702, et seq.

Revised 12/2003